Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-190038

December 5, 2014

Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 33-190038

December 5, 2014

USA RETAIL INVESTOR ENGLISH IPATH® BARCLAYS PRODUCTS PRODUCT SUITES ABOUT IPATH ETNS ABOUT US QUICK LINKS SEARCH ENTER CUSIP/TICKER/UNDERLYER WELCOME TO IPATH® EXCHANGE TRADED NOTES IPATH® EXCHANGE TRADED NOTES (ETNS) ARE INNOVATIVE INVESTMENT PRODUCTS FROM BARCLAYS THAT SEEK TO PROVIDE INVESTORS WITH A WAY TO ACCESS THE RETURNS OF A MARKET OR STRATEGY, LESS INVESTOR FEES AND COSTS. AN INVESTMENT IN IPATH ETNS INVOLVES SIGNIFICANT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND MAY NOT BE SUITABLE FOR ALL INVESTORS. FOR ADDITIONAL INFORMATION REGARDING RISKS ASSOCIATED WITH THE ETNS, PLEASE SEE “SELECTED RISK CONSIDERATIONS” BELOW. IPATH® IPATH® CONTACT US US TREASURY S&P 500 VIX FOR ALL ENQUIRIES, PLEASE EMAIL IPATHETN@BLACKROCK.COM OR CALL: FLATTENER ETN SHORT-TERM FUTURES™ INDEX TR E TN 1-877-764-7284 (ADVISOR CLIENTS) THE IPATH® US TREASURY FLATTENER ETN IS DESIGNED TO PROVIDE THE IPATH® S&P 500 VIX SHORT-TERM FUTURESTM INDEX TR ETN IS 1-800-882-0052 (RETAIL CLIENTS) INVESTORS WITH INVERSE EXPOSURE TO THE BARCLAYS US TREASURY DESIGNED TO PROVIDE INVESTORS WITH EXPOSURE TO THE S&P 500 VIX 2Y/10Y YIELD CURVE INDEXTM. SHORT-TERM FUTURES™ TOTAL RETURN INDEX. BARCLAYS CAPITAL INC. ACTS AS THE ISSUER’S AGENT IN CONNECTION WITH THE DISTRIBUTION OF THE IPATH ETNS. BARCLAYS CAPITAL INC. IS AN VIEW PRODUCT SUMMARY VIEW PRODUCT SUMMARY AFFILIATE OF BARCLAYS BANK PLC AND IS A REGISTERED US BROKER-DEALER REGULATED BY THE SEC AND THE FINRA. PRODUCT SUITES INVESTING IN IPATH ETNS IPATH® ANNOUNCEMENTS EXCHANGE TRADED NOTES (ETNS) HAVE BECOME INCREASINGLY IPATH EXCHANGE TRADED NOTES (ETNS) OFFER INVESTORS ACCESS DECEMBER 2, 2014 POPULAR INVESTMENT INSTRUMENTS, PROVIDING SINGLE-TRADE TO THE RETURNS OF A PARTICULAR MARKET OR STRATEGY, LESS ACCESS TO HARD-TO-REACH ASSET CLASSES INCLUDING INVESTOR FEES AND COSTS. BARCLAYS BANK PLC ANNOUNCES IMPACT OF PENDING CHANGES COMMODITIES, VOLATILITY, AND OTHER INVESTMENT STRATEGIES. TO CBOE VOLATILITY INDEX® (“VIX”) FUTURES SETTLEMENT PRICE CALCULATION. LEARN MORE ABOUT THE IPATH ETN SUITE OF PRODUCTS LEARN MORE ABOUT INVESTING IN IPATH ETNS VIEW PRESS RELEASE SELECTED RISK CONSIDERATIONS AN INVESTMENT IN THE IPATH ETNS DESCRIBED HEREIN (THE “ETNS”) INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SELECTED RISKS ARE SUMMARIZED HERE AND SELECT PRODUCT SPECIFIC RISK FACTORS ARE SUMMARIZED UNDER “SELECT RISK CONSIDERATIONS” ON THE RELEVANT PRODUCT PAGES, BUT WE URGE YOU TO READ THE MORE DETAILED EXPLANATION OF RISKS DESCRIBED UNDER “RISK FACTORS” IN THE APPLICABLE PRODUCT PROSPECTUS. YOU MAY LOSE SOME OR ALL OF YOUR PRINCIPAL: THE ETNS ARE EXPOSED TO ANY CHANGE IN THE LEVEL OF THE UNDERLYING INDEX, OR THE VOLUME WEIGHTED AVERAGE PRICE (“VWAP”) LEVEL, IN THE CASE OF THE IPATH® S&P MLP ETN, BETWEEN THE INCEPTION DATE AND THE APPLICABLE VALUATION DATE. ADDITIONALLY, IF THE LEVEL OF THE UNDERLYING INDEX OR THE VWAP LEVEL, IS INSUFFICIENT TO OFFSET THE NEGATIVE EFFECT OF THE INVESTOR FEE AND OTHER APPLICABLE COSTS, YOU WILL LOSE SOME OR ALL OF YOUR INVESTMENT AT MATURITY OR UPON REDEMPTION, EVEN IF THE VALUE OF SUCH INDEX OR THE VWAP LEVEL HAS INCREASED OR DECREASED, AS THE CASE MAY BE. BECAUSE THE ETNS ARE SUBJECT TO AN INVESTOR FEE AND OTHER APPLICABLE COSTS, THE RETURN ON THE ETNS WILL ALWAYS BE LOWER THAN THE TOTAL RETURN ON A DIRECT INVESTMENT IN THE INDEX COMPONENTS. THE ETNS ARE RISKIER THAN ORDINARY UNSECURED DEBT SECURITIES AND HAVE NO PRINCIPAL PROTECTION. CREDIT OF BARCLAYS BANK PLC: THE ETNS ARE UNSECURED DEBT OBLIGATIONS OF THE ISSUER, BARCLAYS BANK PLC, AND ARE NOT, EITHER DIRECTLY OR INDIRECTLY, AN OBLIGATION OF OR GUARANTEED BY ANY THIRD PARTY. ANY PAYMENT TO BE MADE ON THE ETNS, INCLUDING ANY PAYMENT AT MATURITY OR UPON REDEMPTION, DEPENDS ON THE ABILITY OF BARCLAYS BANK PLC TO SATISFY ITS OBLIGATIONS AS THEY COME DUE. AS A RESULT, THE ACTUAL AND PERCEIVED CREDITWORTHINESS OF BARCLAYS BANK PLC WILL AFFECT THE MARKET VALUE, IF ANY, OF THE ETNS PRIOR TO MATURITY OR REDEMPTION. IN ADDITION, IN THE EVENT BARCLAYS BANK PLC WERE TO DEFAULT ON ITS OBLIGATIONS, YOU MAY NOT RECEIVE ANY AMOUNTS OWED TO YOU UNDER THE TERMS OF THE ETNS. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT. COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS. © 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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iPath® Exchange Traded Notes

An investment in the iPath ETNs listed below (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized under "Select Risk Considerations" below and on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus. View available products using the asset class product filters.

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ETN Closing Indicative Note Value Returns | ETN Market Price Returns

Last Price Update: 10/31/2014

iPath® ETNs	ETN Ticker	1 mo	3 mo	6 mo	1 yr	3 yrs	YTD	Since ETN Inception
iPath® S&P 500 VIX Mid-Term Futures™ ETN	VXZ	-2.25%	0.08%	-12.34%	-29.10%	-40.67%	-18.67%	-30.01%
iPath® US Treasury 2-year Bull ETN	DTUL	2.94%	3.42%	3.26%	3.59%	2.06%	5.16%	4.78%
iPath® US Treasury Flattener ETN	FLAT	0.64%	1.30%	3.36%	1.94%	2.48%	7.88%	4.22%
iPath® Global Carbon ETN	GRN	9.73%	1.75%	17.69%	29.01%	-23.34%	30.27%	-25.16%
iPath® Optimized Currency Carry ETN	ICI	0.51%	-0.91%	-0.00%	-3.26%	-3.23%	-0.20%	-2.58%
iPath® MSCI India Index ETN	INP	4.11%	5.17%	22.04%	30.25%	6.97%	30.73%	4.99%
iPath® US Treasury Steepener ETN	STPP	-1.19%	-2.66%	-6.18%	-5.36%	-5.65%	-12.27%	-7.13%
iPath® CBOE S&P 500 BuyWrite Index℠ ETN	BWV	-1.85%	-0.94%	0.82%	7.78%	9.13%	4.21%	2.89%
iPath® Pure Beta Broad Commodity ETN	BCM	-1.83%	-10.00%	-12.97%	-9.73%	-7.03%	-8.86%	-8.88%
iPath® Bloomberg Commodity Index Total Return℠ ETN	DJP	-0.94%	-8.75%	-15.91%	-7.19%	-8.80%	-7.49%	-4.48%
iPath® S&P GSCI® Total Return Index ETN	GSP	-6.53%	-14.24%	-17.58%	-13.62%	-6.27%	-14.54%	-6.74%
iPath® Pure Beta S&P GSCI®-Weighted ETN	SBV	-5.68%	-12.83%	-14.74%	-10.95%	-5.07%	-12.29%	-8.35%
iPath® Pure Beta Precious Metals ETN	BLNG	-3.88%	-12.05%	-11.68%	-16.39%	-15.73%	-7.18%	-12.10%
iPath® Bloomberg Livestock Subindex Total Return℠ ETN	COW	-1.48%	-0.23%	1.18%	12.43%	1.44%	16.41%	-6.32%
iPath® Pure Beta Agriculture ETN	DIRT	10.63%	-3.28%	-21.19%	-7.72%	-4.47%	-6.56%	-7.04%
iPath® Pure Beta Softs ETN	GRWN	-1.43%	-7.26%	-17.54%	3.51%	-14.71%	5.54%	-14.65%
iPath® Pure Beta Industrial Metals ETN	HEVY	1.12%	-4.59%	2.75%	-1.97%	-6.73%	-1.76%	-11.23%
iPath® Bloomberg Agriculture Subindex Total Return℠ ETN	JJA	9.46%	-4.11%	-23.70%	-10.10%	-7.68%	-7.40%	-2.07%
iPath® Bloomberg Energy Subindex Total Return℠ ETN	JJE	-9.94%	-14.55%	-20.73%	-8.22%	-9.30%	-14.73%	-15.49%
iPath® Bloomberg Grains Subindex Total Return℠ ETN	JJG	15.32%	-1.64%	-27.38%	-16.02%	-5.96%	-12.47%	-3.87%
iPath® Bloomberg Precious Metals Subindex Total Return℠ E	JJP	-4.13%	-12.80%	-12.34%	-17.26%	-16.50%	-7.68%	1.76%
iPath® Bloomberg Softs Subindex Total Return℠ ETN	JJS	-1.82%	-9.98%	-21.31%	-3.40%	-16.63%	-0.28%	-2.27%
iPath® Pure Beta Livestock ETN	LSTK	1.11%	4.36%	13.52%	26.51%	4.32%	27.83%	2.57%
iPath® Pure Beta Energy ETN	ONG	-9.32%	-16.50%	-17.01%	-13.65%	-5.04%	-16.69%	-8.85%
iPath® Pure Beta Grains ETN	WEET	13.51%	-2.36%	-21.86%	-9.51%	-2.80%	-8.50%	-5.82%
iPath® Bloomberg Cotton Subindex Total Return℠ ETN	BAL	5.25%	2.46%	-25.98%	-12.23%	-11.98%	-18.86%	-2.29%

▸ iPath® Pure Beta Coffee ETN	CAFE	-2.68%	-5.48%	-11.54%	63.02%	-14.23%	59.88%	-19.35%
▸ iPath® Pure Beta Cocoa ETN	CHOC	-11.77%	-8.73%	-2.96%	6.97%	-0.23%	6.06%	-4.66%
▸ iPath® Pure Beta Cotton ETN	CTNN	6.15%	3.47%	-24.26%	-9.31%	-11.68%	-15.03%	-15.45%
▸ iPath® Pure Beta Copper ETN	CUPM	0.54%	-5.84%	0.88%	-7.63%	-6.60%	-8.89%	-10.55%
▸ iPath® Seasonal Natural Gas ETN	DCNG	-6.22%	-2.02%	-20.97%	-1.60%	-12.35%	-9.42%	-16.72%
▸ iPath® Pure Beta Aluminum ETN	FOIL	3.34%	0.95%	9.82%	2.15%	-8.53%	6.96%	-13.14%
▸ iPath® Bloomberg Natural Gas Subindex Total Return℠ ETN	GAZ	-10.71%	-5.03%	-29.25%	10.97%	-25.01%	-8.33%	-35.46%
▸ iPath® Bloomberg Copper Subindex Total Return℠ ETN	JJC	1.33%	-6.69%	-0.12%	-8.95%	-7.84%	-11.29%	-4.26%
▸ iPath® Bloomberg Nickel Subindex Total Return℠ ETN	JJN	-3.69%	-16.16%	-15.93%	5.84%	-9.48%	12.22%	-11.63%
▸ iPath® Bloomberg Tin Subindex Total Return℠ ETN	JJT	-3.34%	-14.78%	-15.44%	-15.32%	-4.78%	-13.08%	-2.02%
▸ iPath® Bloomberg Aluminum Subindex Total Return℠ ETN	JJU	4.49%	1.30%	11.41%	2.21%	-10.35%	7.80%	-13.24%
▸ iPath® Bloomberg Lead Subindex Total Return℠ ETN	LD	-4.94%	-10.99%	-6.73%	-11.50%	-4.62%	-12.33%	-1.66%
▸ iPath® Bloomberg Coffee Subindex Total Return℠ ETN	JO	-2.99%	-6.27%	-13.01%	66.57%	-15.00%	63.07%	-5.29%
▸ iPath® Pure Beta Lead ETN	LEDD	-4.68%	-10.49%	-6.22%	-10.81%	-3.98%	-11.66%	-9.60%
▸ iPath® Bloomberg Cocoa Subindex Total Return℠ ETN	NIB	-12.73%	-10.54%	-2.95%	6.09%	0.25%	5.65%	-4.28%
▸ iPath® Pure Beta Nickel ETN	NINI	-3.45%	-15.20%	-14.71%	5.95%	-8.96%	11.90%	-15.28%
▸ iPath® S&P GSCI® Crude Oil Total Return Index ETN	OIL	-11.89%	-17.25%	-17.07%	-13.47%	-5.90%	-14.66%	-10.73%
▸ iPath® Pure Beta Crude Oil ETN	OLEM	-10.02%	-15.88%	-15.09%	-11.11%	-3.27%	-12.98%	-8.46%
▸ iPath® Bloomberg Platinum Subindex Total Return℠ ETN	PGM	-5.38%	-16.79%	-14.71%	-16.59%	-10.35%	-11.49%	-9.33%
▸ iPath® Pure Beta Sugar ETN	SGAR	-2.56%	-12.29%	-20.30%	-21.74%	-19.76%	-15.48%	-14.08%
▸ iPath® Bloomberg Sugar Subindex Total Return℠ ETN	SGG	-2.75%	-17.02%	-27.05%	-33.69%	-23.12%	-25.49%	-3.01%
▸ iPath® EUR/USD Exchange Rate ETN	ERO	-0.90%	-6.71%	-10.19%	-8.58%	-4.06%	-9.75%	-0.55%
▸ iPath® Bloomberg Industrial Metals Subindex Total Return℠ E	JJM	1.50%	-5.31%	2.24%	-0.14%	-7.66%	0.14%	-7.18%
▸ iPath® JPY/USD Exchange Rate ETN	JYN	-2.28%	-8.69%	-9.46%	-13.40%	-12.20%	-6.94%	0.29%

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The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investment, when sold or redeemed may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. See below for how return figures are calculated.

ETN Closing Indicative Note Value Returns
ETN Closing Indicative Note Value Returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. For any historical period of one year or longer, closing indicative note value returns are shown on an annualized basis. The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other applicable costs. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. For more information on how the closing indicative note value is calculated, please see the section "Specific Terms of the ETNs" in the prospectus relating to the ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. The S&P 500 Indices and the S&P 500 VIX Futures Indices are products of S&P Dow Jones Indices LLC (“SPDJI”). S&P®, S&P 500®, and “S&P 500 VIX Short-Term Futures””, “S&P 500 VIX Mid-Term Futures”” and “S&P 500® Dynamic VIX Futures”” are trademarks of Standard & Poors Financial Services LLC (“SPFS”). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated (“CBOE”). These trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of any of the S&P 500 Indices or S&P 500 VIX Futures Indices to track general market performance. The CBOE S&P 500 BuyWrite IndexSM (the “Index”) is a product of Chicago Board Options Exchange, Incorporated (“CBOE”). CBOE® and BuyWrite” are trademarks of CBOE. S&P® and S&P 500® are trademarks of Standard & Poors Financial Services LLC (“SPFS”). The Index and the related trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, “S&P Dow Jones Indices and CBOE”). S&P Dow Jones Indices and CBOE do not make any representation or warranty, express or implied, to the owners of the securities or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance. “Russell 1000® Index”, “Russell 2000® Index” and “Russell 3000® Index” are trademarks of Russell Investments and have been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold, or promoted by Russell Investments. Russell Investments makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Russell Indices to track general stock market performance or a segment of the same. MSCI and the MSCI Index names are servicemarks of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The ETNs are not sponsored or endorsed by MSCI, any affiliate of MSDCI or any other party involved in, or related to, making or compiling any MSCI Index. The ETNs are not sold or promoted by MSCI, any affiliate of MSCI or any other party involved in, or related to, making or compiling any MSCI Index. The MSCI Indices are the exclusive property of MSCI. Neither MSCI, any of its affiliates, or any other party involved in, or related to, making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in the financial securities generally or in the ETNs particularly or the ability of any MSCI Index to track corresponding stock market performance. The “S&P GSCI® Index Total Return” and “S&P GSCI® Crude Oil Total Return Index” (the “S&P GSCI Indices”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Barclays Bank PLC. S&P® and GSCI® are registered trademarks of Standard & Poors Financial Services LLC (“SPFS”). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The S&P GSCI Indices are not owned, endorsed, or approved by or associated with Goldman, Sachs & Co. or its affiliated companies. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the S&P GSCI Indices to track general market performance. “Bloomberg®”, “Bloomberg Commodity IndexSM”, “Bloomberg Commodity Index Total ReturnSM”, “Bloomberg Agriculture Subindex Total ReturnSM”, “Bloomberg Aluminum Subindex Total ReturnSM”, “Bloomberg Cocoa Subindex Total ReturnSM”, “Bloomberg Coffee Subindex Total ReturnSM”, “Bloomberg Copper Subindex Total ReturnSM”, “Bloomberg Cotton Subindex Total ReturnSM”, “Bloomberg Energy Subindex Total ReturnSM”, “Bloomberg Grains Subindex Total ReturnSM”, “Bloomberg Industrial Metals Subindex Total ReturnSM”, “Bloomberg Lead Subindex Total ReturnSM”, “Bloomberg Livestock Subindex Total ReturnSM”, “Bloomberg Natural Gas Subindex Total ReturnSM”, “Bloomberg Nickel Subindex Total ReturnSM”, “Bloomberg Platinum Subindex Total ReturnSM”, “Bloomberg Precious Metals Subindex Total ReturnSM”, “Bloomberg Softs Subindex Total ReturnSM”, “Bloomberg Sugar Subindex Total ReturnSM”, “Bloomberg Tin Subindex Total ReturnSM” and “BCOM” are service marks of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Barclays Bank PLC. Any ETNs based on the Bloomberg Commodity Indices are not sponsored, endorsed, sold or promoted by Bloomberg, UBS AG, UBS Securities LLC (“UBS”), or any of their subsidiaries or affiliates. None of Bloomberg, UBS AG, UBS Securities or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparties to the ETNs or any member of the public regarding the advisability of investing in securities or commodities generally or in the ETNs particularly. “Barclays US Treasury 2Y/10Y Yield Curve Index™”, “Barclays 2Y US Treasury Futures Targeted Exposure Index™”, “Barclays 5Y US Treasury Futures Targeted Exposure Index™”, “Barclays 10Y US Treasury Futures Targeted Exposure Index™”, “Barclays Long Bond US Treasury Futures Targeted Exposure Index™”, “Barclays Optimized Currency Carry Index™”, “USD Optimized Currency Carry Index™”, “Barclays Global Carbon Index™”, “Barclays Global Carbon Index Total Return™”, Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Index™” and the Barclays Pure Beta Commodity Indices are trademarks of Barclays Bank PLC. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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iPath® Exchange Traded Notes

An investment in the iPath ETNs listed below (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized under "Select Risk Considerations" below and on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus. View available products using the asset class product filters.

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ETN Closing Indicative Note Value Returns | ETN Market Price Returns

Last Price Update: 10/31/2014

iPath® ETNs	ETN Ticker	1 mo	3 mo	6 mo	1 yr	3 yrs	YTD	Since ETN Inception
iPath® S&P 500 VIX Mid-Term Futures™ ETN	VXZ	-2.25%	0.08%	-12.34%	-29.10%	-40.67%	-18.67%	-30.01%
iPath® US Treasury 2-year Bull ETN	DTUL	2.94%	3.42%	3.26%	3.59%	2.06%	5.16%	4.78%
iPath® US Treasury Flattener ETN	FLAT	0.64%	1.30%	3.36%	1.94%	2.48%	7.88%	4.22%
iPath® Global Carbon ETN	GRN	9.73%	1.75%	17.69%	29.01%	-23.34%	30.27%	-25.16%
iPath® Optimized Currency Carry ETN	ICI	0.51%	-0.91%	-0.00%	-3.26%	-3.23%	-0.20%	-2.58%
iPath® MSCI India Index ETN	INP	4.11%	5.17%	22.04%	30.25%	6.97%	30.73%	4.99%
iPath® US Treasury Steepener ETN	STPP	-1.19%	-2.66%	-6.18%	-5.36%	-5.65%	-12.27%	-7.13%
iPath® CBOE S&P 500 BuyWrite Index℠ ETN	BWV	-1.85%	-0.94%	0.82%	7.78%	9.13%	4.21%	2.89%
iPath® Pure Beta Broad Commodity ETN	BCM	-1.83%	-10.00%	-12.97%	-9.73%	-7.03%	-8.86%	-8.88%
iPath® Bloomberg Commodity Index Total Return℠ ETN	DJP	-0.94%	-8.75%	-15.91%	-7.19%	-8.80%	-7.49%	-4.48%
iPath® S&P GSCI® Total Return Index ETN	GSP	-6.53%	-14.24%	-17.58%	-13.62%	-6.27%	-14.54%	-6.74%
iPath® Pure Beta S&P GSCI®-Weighted ETN	SBV	-5.68%	-12.83%	-14.74%	-10.95%	-5.07%	-12.29%	-8.35%
iPath® Pure Beta Precious Metals ETN	BLNG	-3.88%	-12.05%	-11.68%	-16.39%	-15.73%	-7.18%	-12.10%
iPath® Bloomberg Livestock Subindex Total Return℠ ETN	COW	-1.48%	-0.23%	1.18%	12.43%	1.44%	16.41%	-6.32%
iPath® Pure Beta Agriculture ETN	DIRT	10.63%	-3.28%	-21.19%	-7.72%	-4.47%	-6.56%	-7.04%
iPath® Pure Beta Softs ETN	GRWN	-1.43%	-7.26%	-17.54%	3.51%	-14.71%	5.54%	-14.65%
iPath® Pure Beta Industrial Metals ETN	HEVY	1.12%	-4.59%	2.75%	-1.97%	-6.73%	-1.76%	-11.23%
iPath® Bloomberg Agriculture Subindex Total Return℠ ETN	JJA	9.46%	-4.11%	-23.70%	-10.10%	-7.68%	-7.40%	-2.07%
iPath® Bloomberg Energy Subindex Total Return℠ ETN	JJE	-9.94%	-14.55%	-20.73%	-8.22%	-9.30%	-14.73%	-15.49%
iPath® Bloomberg Grains Subindex Total Return℠ ETN	JJG	15.32%	-1.64%	-27.38%	-16.02%	-5.96%	-12.47%	-3.87%
iPath® Bloomberg Precious Metals Subindex Total Return℠ E	JJP	-4.13%	-12.80%	-12.34%	-17.26%	-16.50%	-7.68%	1.76%
iPath® Bloomberg Softs Subindex Total Return℠ ETN	JJS	-1.82%	-9.98%	-21.31%	-3.40%	-16.63%	-0.28%	-2.27%
iPath® Pure Beta Livestock ETN	LSTK	1.11%	4.36%	13.52%	26.51%	4.32%	27.83%	2.57%
iPath® Pure Beta Energy ETN	ONG	-9.32%	-16.50%	-17.01%	-13.65%	-5.04%	-16.69%	-8.85%
iPath® Pure Beta Grains ETN	WEET	13.51%	-2.36%	-21.86%	-9.51%	-2.80%	-8.50%	-5.82%
iPath® Bloomberg Cotton Subindex Total Return℠ ETN	BAL	5.25%	2.46%	-25.98%	-12.23%	-11.98%	-18.86%	-2.29%

IPATH® PURE BETA COFFEE ETN CAFE -2.68% -5.48% -11.54% 63.02% -14.23% 59.88% -19.35% IPATH® PURE BETA COCOA ETN CHOC -11.77% -8.73% -2.96% 6.97% -0.23% 6.06% -4.66% IPATH® PURE BETA COTTON ETN CTNN 6.15% 3.47% -24.26% -9.31% -11.68% -15.03% -15.45% IPATH® PURE BETA COPPER ETN CUPM 0.54% -5.84% 0.88% -7.63% -6.60% -8.89% -10.55% IPATH® SEASONAL NATURAL GAS ETN DCNG -6.22% -2.02% -20.97% -1.60% -12.35% -9.42% -16.72% IPATH® PURE BETA ALUMINUM ETN FOIL 3.34% 0.95% 9.82% 2.15% -8.53% 6.96% -13.14% IPATH® BLOOMBERG NATURAL GAS SUBINDEX TOTAL RETURNSM ETN GAZ -10.71% -5.03% -29.25% 10.97% -25.01% -8.33% -35.46% IPATH® BLOOMBERG COPPER SUBINDEX TOTAL RETURNSM ETN JJC 1.33% -6.69% -0.12% -8.95% -7.84% -11.29% -4.26% IPATH® BLOOMBERG NICKEL SUBINDEX TOTAL RETURNSM ETN JJN -3.69% -16.16% -15.93% 5.84% -9.48% 12.22% -11.63% IPATH® BLOOMBERG TIN SUBINDEX TOTAL RETURNSM ETN JJT -3.34% -14.78% -15.44% -15.32% -4.78% -13.08% -2.02% IPATH® BLOOMBERG ALUMINUM SUBINDEX TOTAL RETURNSM ETN JJU 4.49% 1.30% 11.41% 2.21% -10.35% 7.80% -13.24% IPATH® BLOOMBERG LEAD SUBINDEX TOTAL RETURNSM ETN LD -4.94% -10.99% -6.73% -11.50% -4.62% -12.33% -1.66% IPATH® BLOOMBERG COFFEE SUBINDEX TOTAL RETURNSM ETN JO -2.99% -6.27% -13.01% 66.57% -15.00% 63.07% -5.29% IPATH® PURE BETA LEAD ETN LEDD -4.68% -10.49% -6.22% -10.81% -3.98% -11.66% -9.60% IPATH® BLOOMBERG COCOA SUBINDEX TOTAL RETURNSM ETN NIB -12.73% -10.54% -2.95% 6.09% 0.25% 5.65% -4.28% IPATH® PURE BETA NICKEL ETN NINI -3.45% -15.20% -14.71% 5.95% -8.96% 11.90% -15.28% IPATH® S&P GSCI® CRUDE OIL TOTAL RETURN INDEX ETN OIL -11.89% -17.25% -17.07% -13.47% -5.90% -14.66% -10.73% IPATH® PURE BETA CRUDE OIL ETN OLEM -10.02% -15.88% -15.09% -11.11% -3.27% -12.98% -8.46% IPATH® BLOOMBERG PLATINUM SUBINDEX TOTAL RETURNSM ETN PGM -5.38% -16.79% -14.71% -16.59% -10.35% -11.49% -9.33% IPATH® PURE BETA SUGAR ETN SGAR -2.56% -12.29% -20.30% -21.74% -19.76% -15.48% -14.08% IPATH® BLOOMBERG SUGAR SUBINDEX TOTAL RETURNSM ETN SGG -2.75% -17.02% -27.05% -33.69% -23.12% -25.49% -3.01% IPATH® EUR/USD EXCHANGE RATE ETN ERO -0.90% -6.71% -10.19% -8.58% -4.06% -9.75% -0.55% IPATH® BLOOMBERG INDUSTRIAL METALS SUBINDEX TOTAL RETURNSM E JJM 1.50% -5.31% 2.24% -0.14% -7.66% 0.14% -7.18% IPATH® JPY/USD EXCHANGE RATE ETN JYN -2.28% -8.69% -9.46% -13.40% -12.20% -6.94% 0.29% SHOW ROWS: 50 GO TO PAGE: 1 1 - 50 OF 72 EXPORT TO EXCEL (XLS) THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN SOLD OR REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. SEE BELOW FOR HOW RETURN FIGURES ARE CALCULATED. ETN MARKET PRICE RETURNS ETN MARKET PRICE RETURNS SHOW THE CHANGE IN THE END-OF-DAY TRADING PRICE OF THE ETNS ON THE EXCHANGE OVER THE RELEVANT PERIOD, EXPRESSED AS A PERCENTAGE. MARKET PRICE RETURNS ARE CALCULATED USING THE MIDPOINT OF THE BID/ASK SPREAD AT 4:00 PM EASTERN TIME (OR THE LAST MIDPOINT OF THE BID/ASK SPREAD PRIOR TO 4:00 PM EASTERN TIME) FROM THE BEGINNING OF THE RELEVANT PERIOD TO THE END OF THE RELEVANT PERIOD. FOR ANY HISTORICAL PERIOD OF ONE YEAR OR LONGER, MARKET PRICE RETURNS ARE SHOWN ON AN ANNUALIZED BASIS. MARKET PRICE RETURNS DO NOT REPRESENT THE RETURNS YOU WOULD RECEIVE IF YOU TRADED AT A PRICE OR AT A TIME ON THE EXCHANGE OTHER THAN AS DESCRIBED IN THIS SECTION. MARKET PRICE RETURNS DO NOT ACCOUNT FOR BROKERAGE COMMISSIONS, WHICH WILL REDUCE ACTUAL RETURNS, AND MAY NOT INCLUDE THE EFFECT OF ANY APPLICABLE FEES AND COSTS ON THE ETNS. IN THE EVENT THAT THERE IS AN ABSENCE OF A BID/ASK VALUE AT 4PM ON THE RELEVANT MONTH END, N/A WILL BE DISPLAYED IN PLACE OF A PERCENTAGE VALUE FOR ETN MARKET PRICE RETURNS. SELECTED RISK CONSIDERATIONS AN INVESTMENT IN THE IPATH ETNS DESCRIBED HEREIN (THE “ETNS”) INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SELECTED RISKS ARE SUMMARIZED HERE AND SELECT PRODUCT SPECIFIC RISK FACTORS ARE SUMMARIZED UNDER “SELECT RISK CONSIDERATIONS” ON THE RELEVANT PRODUCT PAGES, BUT WE URGE YOU TO READ THE MORE DETAILED EXPLANATION OF RISKS DESCRIBED UNDER “RISK FACTORS” IN THE APPLICABLE PRODUCT PROSPECTUS. YOU MAY LOSE SOME OR ALL OF YOUR PRINCIPAL: THE ETNS ARE EXPOSED TO ANY CHANGE IN THE LEVEL OF THE UNDERLYING INDEX, OR THE VOLUME WEIGHTED AVERAGE PRICE (“VWAP”) LEVEL, IN THE CASE OF THE IPATH® S&P MLP ETN, BETWEEN THE INCEPTION DATE AND THE APPLICABLE VALUATION DATE. ADDITIONALLY, IF THE LEVEL OF THE UNDERLYING INDEX OR THE VWAP LEVEL, IS INSUFFICIENT TO OFFSET THE NEGATIVE EFFECT OF THE INVESTOR FEE AND OTHER APPLICABLE COSTS, YOU WILL LOSE SOME OR ALL OF YOUR INVESTMENT AT MATURITY OR UPON REDEMPTION, EVEN IF THE VALUE OF SUCH INDEX OR THE VWAP LEVEL HAS INCREASED OR DECREASED, AS THE CASE MAY BE. BECAUSE THE ETNS ARE SUBJECT TO AN INVESTOR FEE AND OTHER APPLICABLE COSTS, THE RETURN ON THE ETNS WILL ALWAYS BE LOWER THAN THE TOTAL RETURN ON A DIRECT INVESTMENT IN THE INDEX COMPONENTS. THE ETNS ARE RISKIER THAN ORDINARY UNSECURED DEBT SECURITIES AND HAVE NO PRINCIPAL PROTECTION. CREDIT OF BARCLAYS BANK PLC: THE ETNS ARE UNSECURED DEBT OBLIGATIONS OF THE ISSUER, BARCLAYS BANK PLC, AND ARE NOT, EITHER DIRECTLY OR INDIRECTLY, AN OBLIGATION OF OR GUARANTEED BY ANY THIRD PARTY. ANY PAYMENT TO BE MADE ON THE ETNS, INCLUDING ANY PAYMENT AT MATURITY OR UPON REDEMPTION, DEPENDS ON THE ABILITY OF BARCLAYS BANK PLC TO SATISFY ITS OBLIGATIONS AS THEY COME DUE. AS A RESULT, THE ACTUAL AND PERCEIVED CREDITWORTHINESS OF BARCLAYS BANK PLC WILL AFFECT THE MARKET VALUE, IF ANY, OF THE ETNS PRIOR TO MATURITY OR REDEMPTION. IN ADDITION, IN THE EVENT BARCLAYS BANK PLC WERE TO DEFAULT ON ITS OBLIGATIONS, YOU MAY NOT RECEIVE ANY AMOUNTS OWED TO YOU UNDER THE TERMS OF THE ETNS. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU

request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. The S&P 500 Indices and the S&P 500 VIX Futures Indices are products of S&P Dow Jones Indices LLC (“SPDJI”). S&P®, S&P 500®, and “S&P 500 VIX Short-Term Futures””, “S&P 500 VIX Mid-Term Futures”” and “S&P 500® Dynamic VIX Futures”” are trademarks of Standard & Poors Financial Services LLC (“SPFS”). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated (“CBOE”). These trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of any of the S&P 500 Indices or S&P 500 VIX Futures Indices to track general market performance. The CBOE S&P 500 BuyWrite IndexSM (the “Index”) is a product of Chicago Board Options Exchange, Incorporated (“CBOE”). CBOE® and BuyWrite” are trademarks of CBOE. S&P® and S&P 500® are trademarks of Standard & Poors Financial Services LLC (“SPFS”). The Index and the related trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, “S&P Dow Jones Indices and CBOE”). S&P Dow Jones Indices and CBOE do not make any representation or warranty, express or implied, to the owners of the securities or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance. “Russell 1000® Index”, “Russell 2000® Index” and “Russell 3000® Index” are trademarks of Russell Investments and have been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold, or promoted by Russell Investments. Russell Investments makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Russell Indices to track general stock market performance or a segment of the same. MSCI and the MSCI Index names are servicemarks of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The ETNs are not sponsored or endorsed by MSCI, any affiliate of MSDCI or any other party involved in, or related to, making or compiling any MSCI Index. The ETNs are not sold or promoted by MSCI, any affiliate of MSCI or any other party involved in, or related to, making or compiling any MSCI Index. The MSCI Indices are the exclusive property of MSCI. Neither MSCI, any of its affiliates, or any other party involved in, or related to, making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in the financial securities generally or in the ETNs particularly or the ability of any MSCI Index to track corresponding stock market performance. The “S&P GSCI® Index Total Return” and “S&P GSCI® Crude Oil Total Return Index” (the “S&P GSCI Indices”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Barclays Bank PLC. S&P® and GSCI® are registered trademarks of Standard & Poors Financial Services LLC (“SPFS”). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The S&P GSCI Indices are not owned, endorsed, or approved by or associated with Goldman, Sachs & Co. or its affiliated companies. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the S&P GSCI Indices to track general market performance. “Bloomberg®”, “Bloomberg Commodity IndexSM”, “Bloomberg Commodity Index Total ReturnSM”, “Bloomberg Agriculture Subindex Total ReturnSM”, “Bloomberg Aluminum Subindex Total ReturnSM”, “Bloomberg Cocoa Subindex Total ReturnSM”, “Bloomberg Coffee Subindex Total ReturnSM”, “Bloomberg Copper Subindex Total ReturnSM”, “Bloomberg Cotton Subindex Total ReturnSM”, “Bloomberg Energy Subindex Total ReturnSM”, “Bloomberg Grains Subindex Total ReturnSM”, “Bloomberg Industrial Metals Subindex Total ReturnSM”, “Bloomberg Lead Subindex Total ReturnSM”, “Bloomberg Livestock Subindex Total ReturnSM”, “Bloomberg Natural Gas Subindex Total ReturnSM”, “Bloomberg Nickel Subindex Total ReturnSM”, “Bloomberg Platinum Subindex Total ReturnSM”, “Bloomberg Precious Metals Subindex Total ReturnSM”, “Bloomberg Softs Subindex Total ReturnSM”, “Bloomberg Sugar Subindex Total ReturnSM”, “Bloomberg Tin Subindex Total ReturnSM” and “BCOM” are service marks of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Barclays Bank PLC. Any ETNs based on the Bloomberg Commodity Indices are not sponsored, endorsed, sold or promoted by Bloomberg, UBS AG, UBS Securities LLC (“UBS”), or any of their subsidiaries or affiliates. None of Bloomberg, UBS AG, UBS Securities or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparties to the ETNs or any member of the public regarding the advisability of investing in securities or commodities generally or in the ETNs particularly. “Barclays US Treasury 2Y/10Y Yield Curve Index™”, “Barclays 2Y US Treasury Futures Targeted Exposure Index™”, “Barclays 5Y US Treasury Futures Targeted Exposure Index™”, “Barclays 10Y US Treasury Futures Targeted Exposure Index™”, “Barclays Long Bond US Treasury Futures Targeted Exposure Index™”, “Barclays Optimized Currency Carry Index™”, “USD Optimized Currency Carry Index™”, “Barclays Global Carbon Index™”, “Barclays Global Carbon Index Total Return™”, Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Index™” and the Barclays Pure Beta Commodity Indices are trademarks of Barclays Bank PLC. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA RETAIL INVESTOR ENGLISH IPATH® BARCLAYS PRODUCTS PRODUCT SUITES ABOUT IPATH ETNS ABOUT US PRODUCT SUITES QUICK LINKS SEARCH ENTER CUSIP/TICKER/UNDERLYER PRODUCT SUITES FIND IPATH ETNS THAT MATCH YOUR INVESTING OBJECTIVES. WHETHER YOU WANT A SPECIFIC COMMODITY EXPOSURE OR ACCESS TO A FIXED INCOME STRATEGY, YOU’LL FIND A VARIETY OF IPATH ETN PRODUCTS TO HELP YOU BUILD AND DIVERSIFY YOUR PORTFOLIO. AN INVESTMENT IN IPATH ETNS INVOLVES SIGNIFICANT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND MAY NOT BE SUITABLE FOR ALL INVESTORS. FOR ADDITIONAL INFORMATION REGARDING RISKS ASSOCIATED WITH THE ETNS, PLEASE SEE “SELECTED RISK CONSIDERATIONS” BELOW. EQUITY ETNS COMMODITY ETNS CURRENCY ETNS EXPLORE OUR WIDE RANGE OF EQUITY ETNS THAT OFFER SINGLE- LEARN HOW OUR BROAD, NARROW OR TARGETED EXPOSURE FIND OUT HOW YOU CAN GET CONVENIENT, SINGLE AND MULTI- TRADE ACCESS TO THE EQUITY AND EQUITY VOLATILITY MARKETS. COMMODITY ETNS CAN ADD DIVERSIFICATION TO YOUR PORTFOLIO. CURRENCY EXPOSURE WITH CURRENCY ETNS. LEARN MORE ABOUT EQUITY ETNS LEARN MORE ABOUT COMMODITY ETNS LEARN MORE ABOUT CURRENCY ETNS FIXED INCOME ETNS ALTERNATIVE ETNS LEARN HOW YOU CAN TARGET THE US TREASURY YIELD CURVE WITH LEARN MORE ABOUT ALTERNATIVE INVESTMENT STRATEGIES, FIXED INCOME ETNS. INCLUDING ETNS THAT PROVIDE INVESTORS WITH EXPOSURE TO THE ENERGY SECTOR. LEARN MORE ABOUT FIXED INCOME ETNS LEARN MORE ABOUT ALTERNATIVE ETNS SELECTED RISK CONSIDERATIONS AN INVESTMENT IN THE IPATH ETNS DESCRIBED HEREIN (THE ETNS) INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SELECTED RISKS ARE SUMMARIZED HERE AND SELECT PRODUCT SPECIFIC RISK FACTORS ARE SUMMARIZED UNDER SELECT RISK CONSIDERATIONS ON THE RELEVANT PRODUCT PAGES, BUT WE URGE YOU TO READ THE MORE DETAILED EXPLANATION OF RISKS DESCRIBED UNDER RISK FACTORS IN THE APPLICABLE PRODUCT PROSPECTUS. YOU MAY LOSE SOME OR ALL OF YOUR PRINCIPAL: THE ETNS ARE EXPOSED TO ANY CHANGE IN THE LEVEL OF THE UNDERLYING INDEX, OR THE VOLUME WEIGHTED AVERAGE PRICE (VWAP) LEVEL, IN THE CASE OF THE IPATH® S&P MLP ETN, BETWEEN THE INCEPTION DATE AND THE APPLICABLE VALUATION DATE. ADDITIONALLY, IF THE LEVEL OF THE UNDERLYING INDEX OR THE VWAP LEVEL, IS INSUFFICIENT TO OFFSET THE NEGATIVE EFFECT OF THE INVESTOR FEE AND OTHER APPLICABLE COSTS, YOU WILL LOSE SOME OR ALL OF YOUR INVESTMENT AT MATURITY OR UPON REDEMPTION, EVEN IF THE VALUE OF SUCH INDEX OR THE VWAP LEVEL HAS INCREASED OR DECREASED, AS THE CASE MAY BE. BECAUSE THE ETNS ARE SUBJECT TO AN INVESTOR FEE AND OTHER APPLICABLE COSTS, THE RETURN ON THE ETNS WILL ALWAYS BE LOWER THAN THE TOTAL RETURN ON A DIRECT INVESTMENT IN THE INDEX COMPONENTS. THE ETNS ARE RISKIER THAN ORDINARY UNSECURED DEBT SECURITIES AND HAVE NO PRINCIPAL PROTECTION. CREDIT OF BARCLAYS BANK PLC: THE ETNS ARE UNSECURED DEBT OBLIGATIONS OF THE ISSUER, BARCLAYS BANK PLC, AND ARE NOT, EITHER DIRECTLY OR INDIRECTLY, AN OBLIGATION OF OR GUARANTEED BY ANY THIRD PARTY. ANY PAYMENT TO BE MADE ON THE ETNS, INCLUDING ANY PAYMENT AT MATURITY OR UPON REDEMPTION, DEPENDS ON THE ABILITY OF BARCLAYS BANK PLC TO SATISFY ITS OBLIGATIONS AS THEY COME DUE. AS A RESULT, THE ACTUAL AND PERCEIVED CREDITWORTHINESS OF BARCLAYS BANK PLC WILL AFFECT THE MARKET VALUE, IF ANY, OF THE ETNS PRIOR TO MATURITY OR REDEMPTION. IN ADDITION, IN THE EVENT BARCLAYS BANK PLC WERE TO DEFAULT ON ITS OBLIGATIONS, YOU MAY NOT RECEIVE ANY AMOUNTS OWED TO YOU UNDER THE TERMS OF THE ETNS. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT. COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS.

© 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE PRODUCTS PRODUCT SUITES ABOUT IPATH ETNS ABOUT US EQUITY EQUITY ETNS UNDERSTANDING ETNS ABOUT US COMMODITIES COMMODITY ETNS INVESTING IN IPATH ETNS IPATH ANNOUNCEMENTS CURRENCIES CURRENCY ETNS TRADING AND REDEMPTION CONTACT US FIXED INCOME FIXED INCOME ETNS PREMIUMS AND DISCOUNTS ALTERNATIVES ALTERNATIVE ETNS TAX CONSIDERATIONS CONTACT US ABOUT US SELECTED RISK CONSIDERATIONS PRIVACY & COOKIES ACCESSIBILITY © BARCLAYS BANK PLC 2014

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iPath® Equity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Equity ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Equity ETNs provide investors with a number of equity exposures including leveraged equity, equity strategy, international equity and international equity. The iPath Equity ETNs (the "ETNs") are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Leveraged Equity | Equity Strategy | International Equity | Equity Volatility

Leveraged Equity ETNs

iPath Leveraged Equity ETNs are designed to provide investors with a leveraged return that is linked to the performance, or inverse performance, of a market benchmark less applicable charges, costs and fees.

A "long" ETN is linked to a leveraged participation in the participation of the underlying index, whereas a "short" ETN is linked to a leveraged participation in the inverse performance of the underlying index. Because the leveraged exposure to the underlying index does not reset, investors who invest at a time other than inception of the respective ETN will invest in a different "participation" – or value of the notional exposure per ETN to the performance of the underlying index relative to each ETN – and therefore may have a different leverage ratio than the initial leverage factor. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors. Owning the ETNs is not the same as owning interests in the index components included in the underlying index or a security directly linked to the performance of the underlying index.

iPath® Leveraged Equity ETNs

iPath Leveraged Equity ETN	Ticker	Investor Fee Rate[1]	Financing Rate[2] or Borrow Rate[3]
▸ iPath® Long Extended S&P 500® TR Index ETN	SFLA	0.35% per annum	3m LIBOR + 0.60%
▸ iPath® Long Extended Russell 1000® TR Index ETN	ROLA	0.50% per annum	3m LIBOR + 0.60%
▸ iPath® Long Extended Russell 2000® TR Index ETN	RTLA	0.50% per annum	3m LIBOR + 0.60%
▸ iPath® Long Enhanced MSCI EAFE® Index ETN	MFLA	0.80% per annum	3m LIBOR + 0.60%
▸ iPath® Long Enhanced MSCI Emerging Markets Index ETN	EMLB	0.80% per annum	3m LIBOR + 0.60%
▸ iPath® Short Enhanced MSCI Emerging Markets Index ETN	EMSA	0.80% per annum	2.50% per annum

[1] The investor fee for each series of the iPath Leveraged Equity ETNs on the inception date was equal to zero. On any subsequent calendar day until maturity or redemption, the daily investor fee per ETN will equal the product of (a) the applicable closing indicative note value on the immediately preceding calendar day times (b) the applicable Investor Fee Rate divided by (c) 365.

[2] For the iPath Long Leveraged Equity ETNs, there is an annualized financing charge in addition to the annualized investor fee. The daily financing charge on the inception date was $0. On any subsequent calendar day until maturity or redemption of the ETNs, the daily financing charge per ETN will equal the product of (a) the applicable financing level on the immediately preceding calendar day times (b) the Financing Rate divided by (c) 360. The Financing Rate will equal the sum of (a) 0.60% plus (b) the most recent 3 month London InterBank Offered Rate (LIBOR) fixing for U.S. dollars effective on the immediately preceding business day, as published by the British Bankers' Association on Bloomberg page "US0003M Index".

[3] For the iPath Short Leveraged Equity ETNs, there is an annualized borrow cost in addition to the annualized investor fee. The daily index borrow cost on the inception date was equal to zero. On any subsequent calendar day until maturity or redemption, the daily index borrow cost per ETN will equal the product of (a) the applicable short index amount on the immediately preceding calendar day times (b) the Borrow Rate divided by (c) 365.

Please see the respective relevant product pages on this website and relevant product prospectuses for full details on the fees and costs associated with the Leveraged Equity ETNs.

Automatic redemptions

In order to prevent the ETNs from reaching a negative value, there will be an automatic redemption. Barclays Bank PLC will automatically redeem your ETNs (in whole only, but not in part) if, on any calendar day prior to or on the final valuation date, the intraday indicative note value for the ETNs is less than or equal to the Automatic Termination Level for each of the respective Leveraged Equity ETNs, which can be found on the respective website product page as well as in the relevant product prospectuses.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of VIX Futures ETNs
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

INCEPTION DATE AND THE APPLICABLE VALUATION DATE. ADDITIONALLY, IF THE LEVEL OF THE UNDERLYING INDEX IS INSUFFICIENT TO OFFSET THE NEGATIVE EFFECT OF THE INVESTOR FEE AND OTHER APPLICABLE COSTS, YOU WILL LOSE SOME OR ALL OF YOUR INVESTMENT AT MATURITY OR UPON REDEMPTION, EVEN IF THE VALUE OF SUCH INDEX LEVEL HAS INCREASED OR DECREASED, AS THE CASE MAY BE. BECAUSE THE ETNS ARE SUBJECT TO AN INVESTOR FEE AND OTHER APPLICABLE COSTS, THE RETURN ON THE ETNS WILL ALWAYS BE LOWER THAN THE TOTAL RETURN ON A DIRECT INVESTMENT IN THE INDEX COMPONENTS. THE ETNS ARE RISKIER THAN ORDINARY UNSECURED DEBT SECURITIES AND HAVE NO PRINCIPAL PROTECTION. CREDIT OF BARCLAYS BANK PLC: THE ETNS ARE UNSECURED DEBT OBLIGATIONS OF THE ISSUER, BARCLAYS BANK PLC, AND ARE NOT, EITHER DIRECTLY OR INDIRECTLY, AN OBLIGATION OF OR GUARANTEED BY ANY THIRD PARTY. ANY PAYMENT TO BE MADE ON THE ETNS, INCLUDING ANY PAYMENT AT MATURITY OR UPON REDEMPTION, DEPENDS ON THE ABILITY OF BARCLAYS BANK PLC TO SATISFY ITS OBLIGATIONS AS THEY COME DUE. AS A RESULT, THE ACTUAL AND PERCEIVED CREDITWORTHINESS OF BARCLAYS BANK PLC WILL AFFECT THE MARKET VALUE, IF ANY, OF THE ETNS PRIOR TO MATURITY OR REDEMPTION. IN ADDITION, IN THE EVENT BARCLAYS BANK PLC WERE TO DEFAULT ON ITS OBLIGATIONS, YOU MAY NOT RECEIVE ANY AMOUNTS OWED TO YOU UNDER THE TERMS OF THE ETNS. ISSUER REDEMPTION: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL HAVE THE RIGHT TO REDEEM OR “CALL” A SERIES OF ETNS (IN WHOLE BUT NOT IN PART) AT ITS SOLE DISCRETION AND WITHOUT YOUR CONSENT ON ANY TRADING DAY ON OR AFTER THE INCEPTION DATE UNTIL AND INCLUDING MATURITY. AUTOMATIC REDEMPTION: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL AUTOMATICALLY REDEEM A SERIES OF ETNS (IN WHOLE ONLY, BUT NOT IN PART) AT THE SPECIFIED AUTOMATIC REDEMPTION VALUE IF, ON ANY VALUATION DATE PRIOR TO OR ON THE FINAL VALUATION DATE, THE INTRADAY INDICATIVE NOTE VALUE OF THE ETNS BECOMES LESS THAN OR EQUAL TO THE APPLICABLE LEVEL SPECIFIED IN THE PROSPECTUS. FOR ETNS INVERSELY LINKED TO THE S&P 500 VIX SHORT-TERM FUTURES™ INDEX EXCESS RETURN, AN AUTOMATIC REDEMPTION MAY OCCUR AS A RESULT OF A PRECIPITOUS INCREASE IN VOLATILITY IN THE U.S. EQUITY MARKETS AND IS HIGHLY LIKELY TO OCCUR IF THE HISTORICAL FREQUENCY OF PRECIPITOUS INCREASES IN VOLATILITY IN THE U.S. EQUITY MARKETS PERSIST. MARKET AND VOLATILITY RISK: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL HAVE THE RIGHT TO REDEEM OR “CALL” A SERIES OF ETNS (IN WHOLE BUT NOT IN PART) AT ITS SOLE DISCRETION AND WITHOUT YOUR CONSENT ON ANY TRADING DAY ON OR AFTER THE INCEPTION DATE UNTIL AND INCLUDING MATURITY. LEVERAGE RISK: BECAUSE AN INVESTMENT IN THE ETNS IS LEVERAGED, CHANGES IN THE LEVEL OF THE UNDERLYING INDEX WILL HAVE A GREATER IMPACT ON THE PAYOUT ON THE ETNS THAN ON A PAYOUT ON SECURITIES THAT ARE NOT SO LEVERAGED. IN PARTICULAR, ANY DECREASE OR INCREASE, AS THE CASE MAY BE IN THE LEVEL OF THE UNDERLYING INDEX WILL RESULT IN A SIGNIFICANTLY GREATER DECREASE IN THE PAYMENT AT MATURITY OR UPON REDEMPTION, AND AN INVESTOR WILL SUFFER LOSSES ON AN INVESTMENT IN THE ETNS SUBSTANTIALLY GREATER THAN AN INVESTOR WOULD IF THE ETNS DID NOT CONTAIN A LEVERAGE COMPONENT. THE PERFORMANCE OF THE UNDERLYING INDICES ARE UNPREDICTABLE: AN INVESTMENT IN THE ETNS IS SUBJECT TO RISKS ASSOCIATED WITH FLUCTUATIONS, PARTICULARLY A DECLINE, IN THE PERFORMANCE OF THE UNDERLYING INDEX. BECAUSE THE PERFORMANCE OF SUCH INDEX IS LINKED TO FUTURES CONTRACTS ON THE CBOE® VOLATILITY INDEX (THE “VIX INDEX”), THE PERFORMANCE OF THE UNDERLYING INDEX WILL DEPEND ON MANY FACTORS INCLUDING, THE LEVEL OF THE S&P 500® INDEX, THE PRICES OF OPTIONS ON THE S&P 500® INDEX, AND THE LEVEL OF THE VIX INDEX WHICH MAY CHANGE UNPREDICTABLY, AFFECTING THE VALUE OF FUTURES CONTRACTS ON THE VIX INDEX AND, CONSEQUENTLY, THE LEVEL OF THE UNDERLYING INDEX. ADDITIONAL FACTORS THAT MAY CONTRIBUTE TO FLUCTUATIONS IN THE LEVEL OF SUCH INDEX INCLUDE PREVAILING MARKET PRICES AND FORWARD VOLATILITY LEVELS OF THE U.S. STOCK MARKETS AND THE EQUITY SECURITIES INCLUDED IN THE S&P 500® INDEX, THE PREVAILING MARKET PRICES OF OPTIONS ON THE VIX INDEX, RELEVANT FUTURES CONTRACTS ON THE VIX INDEX, OR ANY OTHER FINANCIAL INSTRUMENTS RELATED TO THE S&P 500® INDEX AND THE VIX INDEX, INTEREST RATES, SUPPLY AND DEMAND IN THE LISTED AND OVER-THE-COUNTER EQUITY DERIVATIVE MARKETS AS WELL AS HEDGING ACTIVITIES IN THE EQUITY-LINKED STRUCTURED PRODUCT MARKETS. COVERED CALL STRATEGY RISK: TRADING IN STOCKS AND OPTIONS THAT COMPOSE THE COVERED S&P 500 INDEX PORTFOLIO IS SPECULATIVE AND RETURNS CAN BE EXTREMELY VOLATILE. MARKET PRICES OF INDEX COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO MAY FLUCTUATE RAPIDLY BASED ON NUMEROUS FACTORS, WHICH MAY AFFECT THE VALUE OF THE UNDERLYING INDEX AND THE VALUE OF YOUR ETNS IN VARYING WAYS, AND DIFFERENT FACTORS MAY CAUSE PRICES OF THE COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO, AND THE VOLATILITIES OF THEIR PRICES, TO MOVE IN INCONSISTENT DIRECTIONS AT INCONSISTENT RATES. A COVERED CALL STRATEGY ALSO LIMITS PARTICIPATION IN THE APPRECIATION OF THE UNDERLYING ASSET, IN THIS CASE, THE S&P 500 INDEX. CONSEQUENTLY, THE INDEX TO WHICH YOUR ETNS ARE LINKED WILL NOT PARTICIPATE FULLY IN THE APPRECIATION OF THE S&P 500 INDEX AS WOULD AN INVESTMENT LINKED DIRECTLY TO THE S&P 500 INDEX OR A DIRECT INVESTMENT IN THE STOCKS UNDERLYING THE S&P 500 INDEX. WHILE THE STRIKE PRICE OF THE CALL OPTIONS ON THE S&P 500 INDEX WILL OPERATE TO LIMIT THE UNDERLYING INDEX’S PARTICIPATION IN ANY INCREASE IN THE VALUE OF THE S&P 500 INDEX, THE INDEX’S EXPOSURE TO ANY DECLINE IN THE VALUE OF THE S&P 500 INDEX WILL NOT BE LIMITED. YOUR RETURN MAY BE AFFECTED BY FACTORS AFFECTING INTERNATIONAL SECURITY MARKETS AND EMERGING MARKETS: THE INTERNATIONAL EQUITIES UNDERLYING CERTAIN INDICES SPONSORED BY MSCI, INC. MAY HAVE LESS LIQUIDITY AND COULD BE MORE VOLATILE THAN THE SECURITIES TRADED IN THE U.S. OR OTHER LONGER-ESTABLISHED SECURITIES MARKETS. ADDITIONAL SPECIAL RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES MAY INCLUDE LESS RIGOROUS REGULATION OF SECURITIES MARKETS, DIFFERENT ACCOUNTING AND DISCLOSURE STANDARDS, GOVERNMENT INTERFERENCE, HIGHER INFLATION, AND SOCIAL, ECONOMIC, AND POLITICAL UNCERTAINTIES. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT. COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS. THE S&P 500 INDICES AND THE S&P 500 VIX FUTURES INDICES ARE PRODUCTS OF S&P DOW JONES INDICES LLC (“SPDJI”). S&P®, S&P 500®, AND “S&P 500 VIX SHORT-TERM FUTURES™”, “S&P 500 VIX MID-TERM FUTURES™” AND “S&P 500® DYNAMIC VIX FUTURES™” ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). VIX® IS A REGISTERED TRADEMARK OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). THESE TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES”). S&P DOW JONES INDICES DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY OF THE S&P 500 INDICES OR S&P 500 VIX FUTURES INDICES TO TRACK GENERAL MARKET PERFORMANCE. THE CBOE S&P 500 BUYWRITE INDEXSM (THE “INDEX”) IS A PRODUCT OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). CBOE® AND BUYWRITE™ ARE TRADEMARKS OF CBOE. S&P® AND S&P 500® ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). THE INDEX AND THE RELATED TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE, OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES AND CBOE”). S&P DOW JONES INDICES AND CBOE DO NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SECURITIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. “RUSSELL 1000® INDEX”, “RUSSELL 2000® INDEX” AND “RUSSELL 3000® INDEX” ARE TRADEMARKS OF RUSSELL INVESTMENTS AND HAVE BEEN LICENSED FOR USE BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY RUSSELL INVESTMENTS. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE RUSSELL INDICES TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME.

MSCI AND THE MSCI INDEX NAMES ARE SERVICEMARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED OR ENDORSED BY MSCI, ANY AFFILIATE OF MSDCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE ETNS ARE NOT SOLD OR PROMOTED BY MSCI, ANY AFFILIATE OF MSCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. NEITHER MSCI, ANY OF ITS AFFILIATES, OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN THE FINANCIAL SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. © 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE PRODUCTS PRODUCT SUITES ABOUT IPATH ETNS ABOUT US EQUITY EQUITY ETNS UNDERSTANDING ETNS ABOUT US COMMODITIES COMMODITY ETNS INVESTING IN IPATH ETNS IPATH ANNOUNCEMENTS CURRENCIES CURRENCY ETNS TRADING AND REDEMPTION CONTACT US FIXED INCOME FIXED INCOME ETNS PREMIUMS AND DISCOUNTS ALTERNATIVES ALTERNATIVE ETNS TAX CONSIDERATIONS CONTACT US ABOUT US SELECTED RISK CONSIDERATIONS PRIVACY & COOKIES ACCESSIBILITY © BARCLAYS BANK PLC 2014

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Products | Product Suites | About iPath ETNs | About Us

Product Suites > Equity ETNs

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iPath® Equity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Equity ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Equity ETNs provide investors with a number of equity exposures including leveraged equity, equity strategy, international equity and international equity. The iPath Equity ETNs (the "ETNs") are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Leveraged Equity | Equity Strategy | International Equity | Equity Volatility

Equity Strategy ETNs

The iPath® CBOE S&P 500 BuyWrite IndexSM ETNs (the "ETNs") is designed to provide investors with exposure to the CBOE S&P 500 BuyWrite Index℠ (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors. The Index is designed to measure the total rate of return on a hypothetical "buy-write", or "covered call", strategy on the S&P 500® Index. This strategy consists of a hypothetical portfolio consisting of a "long" position indexed to the S&P 500® Index and the sale of a succession of a one-month, at-the-money S&P 500® call options that are listed on the Chicago Board Options Exchange (CBOE). Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index.

iPath® Equity Strategy ETN

iPath Equity Strategy ETN	Ticker	Investor Fee Rate[1]
▸ iPath® CBOE S&P 500 BuyWrite Index℠ ETN	BWV	0.75% per annum

[1] The investor fee rate per ETN is 0.75% per year. The investor fee on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to (1) the Investor Fee Rate *times* (2) the principal amount of your ETNs *times* (3) the index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) *divided by* (4) 365. The index factor on any given day will be equal to the closing value of the Index on that day *divided by* the initial index level. The initial index level is the closing value of the Index on the inception date.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Automatic Redemption: If specified in the applicable prospectus, Barclays Bank PLC will automatically redeem a series of ETNs (in whole only, but not in part) at the specified automatic redemption value if, on any valuation date prior to or on the final valuation date, the intraday indicative note value of the ETNs becomes less than or equal to the applicable level specified in the prospectus. For ETNs inversely linked to the S&P 500 VIX Short-Term Futures™ Index Excess Return, an automatic redemption may occur as a result of a precipitous increase in volatility in the U.S. equity markets and is highly likely to occur if the historical frequency of precipitous increases in volatility in the U.S. equity markets persist.

Market and Volatility Risk: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

In this section:

▸ Equity ETNs
▸ Commodity ETNs
▸ Currency ETNs
▸ Fixed Income ETNs
▸ Alternative ETNs

Related Resources

Fundamentals of iPath ETNs
Basics of VIX Futures ETNs
iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Leverage Risk: Because an investment in the ETNs is leveraged, changes in the level of the underlying index will have a greater impact on the payout on the ETNs than on a payout on securities that are not so leveraged. In particular, any decrease or increase, as the case may be in the level of the underlying index will result in a significantly greater decrease in the payment at maturity or upon redemption, and an investor will suffer losses on an investment in the ETNs substantially greater than an investor would if the ETNs did not contain a leverage component. The Performance of the Underlying Indices are Unpredictable: An investment in the ETNs is subject to risks associated with fluctuations, particularly a decline, in the performance of the underlying index. Because the performance of such index is linked to futures contracts on the CBOE® Volatility Index (the “VIX Index”), the performance of the underlying index will depend on many factors including, the level of the S&P 500® Index, the prices of options on the S&P 500® Index, and the level of the VIX Index which may change unpredictably, affecting the value of futures contracts on the VIX Index and, consequently, the level of the underlying index. Additional factors that may contribute to fluctuations in the level of such index include prevailing market prices and forward volatility levels of the U.S. stock markets and the equity securities included in the S&P 500® Index, the prevailing market prices of options on the VIX Index, relevant futures contracts on the VIX Index, or any other financial instruments related to the S&P 500® Index and the VIX Index, interest rates, supply and demand in the listed and over-the-counter equity derivative markets as well as hedging activities in the equity-linked structured product markets. Covered Call Strategy Risk: Trading in stocks and options that compose the covered S&P 500 Index portfolio is speculative and returns can be extremely volatile. Market prices of index components of the covered S&P 500 Index portfolio may fluctuate rapidly based on numerous factors, which may affect the value of the underlying index and the value of your ETNs in varying ways, and different factors may cause prices of the components of the covered S&P 500 Index portfolio, and the volatilities of their prices, to move in inconsistent directions at inconsistent rates. A covered call strategy also limits participation in the appreciation of the underlying asset, in this case, the S&P 500 Index. Consequently, the index to which your ETNs are linked will not participate fully in the appreciation of the S&P 500 Index as would an investment linked directly to the S&P 500 Index or a direct investment in the stocks underlying the S&P 500 Index. While the strike price of the call options on the S&P 500 Index will operate to limit the underlying index’s participation in any increase in the value of the S&P 500 Index, the index’s exposure to any decline in the value of the S&P 500 Index will not be limited. Your Return May Be Affected By Factors Affecting International Security Markets and Emerging Markets: The international equities underlying certain indices sponsored by MSCI, Inc. may have less liquidity and could be more volatile than the securities traded in the U.S. or other longer-established securities markets. Additional special risks associated with international securities may include less rigorous regulation of securities markets, different accounting and disclosure standards, government interference, higher inflation, and social, economic, and political uncertainties. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. The S&P 500 Indices and the S&P 500 VIX Futures Indices are products of S&P Dow Jones Indices LLC (“SPDJI”). S&P®, S&P 500®, and “S&P 500 VIX Short-Term Futures™”, “S&P 500 VIX Mid-Term Futures™” and “S&P 500® Dynamic VIX Futures™” are trademarks of Standard & Poors Financial Services LLC (“SPFS”). VIX® is a registered trademark of Chicago Board Options Exchange, Incorporated (“CBOE”). These trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of any of the S&P 500 Indices or S&P 500 VIX Futures Indices to track general market performance. The CBOE S&P 500 BuyWrite IndexSM (the “Index”) is a product of Chicago Board Options Exchange, Incorporated (“CBOE”). CBOE and BuyWrite™ are trademarks of CBOE. S&P® and S&P 500® are trademarks of Standard & Poors Financial Services LLC (“SPFS”). The Index and the related trademarks have been licensed to S&P Dow Jones Indices LLC (“SPDJI”) and its affiliates, and sublicensed to Barclays Bank PLC for certain purposes. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, CBOE, or any of their respective affiliates (collectively, “S&P Dow Jones Indices and CBOE”). S&P Dow Jones Indices and CBOE do not make any representation or warranty, express or implied, to the owners of the securities or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance. “Russell 1000® Index”, “Russell 2000® Index” and “Russell 3000® Index” are trademarks of Russell Investments and have been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold, or promoted by Russell Investments. Russell Investments makes no representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Russell Indices to track general stock market performance or a segment of the same. MSCI and the MSCI Index names are servicemarks of MSCI or its affiliates and have been licensed for use for certain purposes by Barclays Bank PLC. The ETNs are not sponsored or endorsed by MSCI, any affiliate of MSDCI or any other party involved in, or related to, making or compiling any MSCI Index. The ETNs are not sold or promoted by MSCI, any affiliate of MSCI or any other party involved in, or related to, making or compiling any MSCI Index. The MSCI Indices are the exclusive property of MSCI. Neither MSCI, any of its affiliates, or any other party involved in, or related to, making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in the financial securities generally or in the ETNs particularly or the ability of any MSCI Index to track corresponding stock market performance. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us

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iPath® Equity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Equity ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Equity ETNs provide investors with a number of equity exposures including leveraged equity, equity strategy, international equity and international equity. The iPath Equity ETNs (the "ETNs") are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Leveraged Equity | Equity Strategy | International Equity | Equity Volatility

International Equity

The iPath® MSCI India Index ETNs (the "ETNs") are designed to provide exposure to the MSCI India Total Return Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is a free-float adjusted market capitalization index, designed to measure the market performance, including price performance and income from dividend payments, of Indian equity securities. The Index seeks to target approximately 85% of the free-float-adjusted market capitalization of equity securities by industry group within India. Owning the ETNs is not the same as owning interests in the index components included in the Index or a security directly linked to the performance of the Index.

On December 10, 2009, Barclays Bank PLC announced that it was suspending until further notice, any further sales from inventory and any further issuances of the iPath® MSCI India Index ETNs. It is possible that this suspension may influence the market value of the ETNs. Barclays Bank PLC believes that the limitations on issuance and sale implemented may cause an imbalance of supply and demand in the secondary market for the ETNs, which may cause the ETNs to trade at a premium or discount in relation to their indicative value. Therefore, any purchase of the ETNs in the secondary market may be at a purchase price significantly different from their indicative value.

iPath® International Equity ETN

iPath International Equity ETN	Ticker	Investor Fee Rate[1]
▸ iPath® MSCI India Index℠ ETN	INP	0.89% per annum

[1] The investor fee rate per ETN is equal to 0.89% per year. The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) the Investor Fee Rate times (2) the principal amount of your ETNs times (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by (4) 365. The index factor on any given day will be equal to the closing level of the Index on that day divided by the initial index level. The initial index level is the closing level of the Index on the inception date.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Automatic Redemption: If specified in the applicable prospectus, Barclays Bank PLC will automatically redeem a series of ETNs (in whole only, but not in part) at the specified automatic redemption value if, on any valuation date prior to or on the final valuation date,

In this section:

▸ Equity ETNs
▸ Commodity ETNs
▸ Currency ETNs
▸ Fixed Income ETNs
▸ Alternative ETNs

Related Resources

Fundamentals of iPath ETNs
Basics of VIX Futures ETNs
iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

THE INTRADAY INDICATIVE NOTE VALUE OF THE ETNS BECOMES LESS THAN OR EQUAL TO THE APPLICABLE LEVEL SPECIFIED IN THE PROSPECTUS. FOR ETNS INVERSELY LINKED TO THE S&P 500 VIX SHORT-TERM FUTURES™ INDEX EXCESS RETURN, AN AUTOMATIC REDEMPTION MAY OCCUR AS A RESULT OF A PRECIPITOUS INCREASE IN VOLATILITY IN THE U.S. EQUITY MARKETS AND IS HIGHLY LIKELY TO OCCUR IF THE HISTORICAL FREQUENCY OF PRECIPITOUS INCREASES IN VOLATILITY IN THE U.S. EQUITY MARKETS PERSIST. MARKET AND VOLATILITY RISK: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL HAVE THE RIGHT TO REDEEM OR “CALL” A SERIES OF ETNS (IN WHOLE BUT NOT IN PART) AT ITS SOLE DISCRETION AND WITHOUT YOUR CONSENT ON ANY TRADING DAY ON OR AFTER THE INCEPTION DATE UNTIL AND INCLUDING MATURITY. LEVERAGE RISK: BECAUSE AN INVESTMENT IN THE ETNS IS LEVERAGED, CHANGES IN THE LEVEL OF THE UNDERLYING INDEX WILL HAVE A GREATER IMPACT ON THE PAYOUT ON THE ETNS THAN ON A PAYOUT ON SECURITIES THAT ARE NOT SO LEVERAGED. IN PARTICULAR, ANY DECREASE OR INCREASE, AS THE CASE MAY BE IN THE LEVEL OF THE UNDERLYING INDEX WILL RESULT IN A SIGNIFICANTLY GREATER DECREASE IN THE PAYMENT AT MATURITY OR UPON REDEMPTION, AND AN INVESTOR WILL SUFFER LOSSES ON AN INVESTMENT IN THE ETNS SUBSTANTIALLY GREATER THAN AN INVESTOR WOULD IF THE ETNS DID NOT CONTAIN A LEVERAGE COMPONENT. THE PERFORMANCE OF THE UNDERLYING INDICES ARE UNPREDICTABLE: AN INVESTMENT IN THE ETNS IS SUBJECT TO RISKS ASSOCIATED WITH FLUCTUATIONS, PARTICULARLY A DECLINE, IN THE PERFORMANCE OF THE UNDERLYING INDEX. BECAUSE THE PERFORMANCE OF SUCH INDEX IS LINKED TO FUTURES CONTRACTS ON THE CBOE® VOLATILITY INDEX (THE “VIX INDEX”), THE PERFORMANCE OF THE UNDERLYING INDEX WILL DEPEND ON MANY FACTORS INCLUDING, THE LEVEL OF THE S&P 500® INDEX, THE PRICES OF OPTIONS ON THE S&P 500® INDEX, AND THE LEVEL OF THE VIX INDEX WHICH MAY CHANGE UNPREDICTABLY, AFFECTING THE VALUE OF FUTURES CONTRACTS ON THE VIX INDEX AND, CONSEQUENTLY, THE LEVEL OF THE UNDERLYING INDEX. ADDITIONAL FACTORS THAT MAY CONTRIBUTE TO FLUCTUATIONS IN THE LEVEL OF SUCH INDEX INCLUDE PREVAILING MARKET PRICES AND FORWARD VOLATILITY LEVELS OF THE U.S. STOCK MARKETS AND THE EQUITY SECURITIES INCLUDED IN THE S&P 500® INDEX, THE PREVAILING MARKET PRICES OF OPTIONS ON THE VIX INDEX, RELEVANT FUTURES CONTRACTS ON THE VIX INDEX, OR ANY OTHER FINANCIAL INSTRUMENTS RELATED TO THE S&P 500® INDEX AND THE VIX INDEX, INTEREST RATES, SUPPLY AND DEMAND IN THE LISTED AND OVER-THE-COUNTER EQUITY DERIVATIVE MARKETS AS WELL AS HEDGING ACTIVITIES IN THE EQUITY-LINKED STRUCTURED PRODUCT MARKETS. COVERED CALL STRATEGY RISK: TRADING IN STOCKS AND OPTIONS THAT COMPOSE THE COVERED S&P 500 INDEX PORTFOLIO IS SPECULATIVE AND RETURNS CAN BE EXTREMELY VOLATILE. MARKET PRICES OF INDEX COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO MAY FLUCTUATE RAPIDLY BASED ON NUMEROUS FACTORS, WHICH MAY AFFECT THE VALUE OF THE UNDERLYING INDEX AND THE VALUE OF YOUR ETNS IN VARYING WAYS, AND DIFFERENT FACTORS MAY CAUSE PRICES OF THE COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO, AND THE VOLATILITIES OF THEIR PRICES, TO MOVE IN INCONSISTENT DIRECTIONS AT INCONSISTENT RATES. A COVERED CALL STRATEGY ALSO LIMITS PARTICIPATION IN THE APPRECIATION OF THE UNDERLYING ASSET, IN THIS CASE, THE S&P 500 INDEX. CONSEQUENTLY, THE INDEX TO WHICH YOUR ETNS ARE LINKED WILL NOT PARTICIPATE FULLY IN THE APPRECIATION OF THE S&P 500 INDEX AS WOULD AN INVESTMENT LINKED DIRECTLY TO THE S&P 500 INDEX OR A DIRECT INVESTMENT IN THE STOCKS UNDERLYING THE S&P 500 INDEX. WHILE THE STRIKE PRICE OF THE CALL OPTIONS ON THE S&P 500 INDEX WILL OPERATE TO LIMIT THE UNDERLYING INDEX’S PARTICIPATION IN ANY INCREASE IN THE VALUE OF THE S&P 500 INDEX, THE INDEX’S EXPOSURE TO ANY DECLINE IN THE VALUE OF THE S&P 500 INDEX WILL NOT BE LIMITED. YOUR RETURN MAY BE AFFECTED BY FACTORS AFFECTING INTERNATIONAL SECURITY MARKETS AND EMERGING MARKETS: THE INTERNATIONAL EQUITIES UNDERLYING CERTAIN INDICES SPONSORED BY MSCI, INC. MAY HAVE LESS LIQUIDITY AND COULD BE MORE VOLATILE THAN THE SECURITIES TRADED IN THE U.S. OR OTHER LONGER-ESTABLISHED SECURITIES MARKETS. ADDITIONAL SPECIAL RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES MAY INCLUDE LESS RIGOROUS REGULATION OF SECURITIES MARKETS, DIFFERENT ACCOUNTING AND DISCLOSURE STANDARDS, GOVERNMENT INTERFERENCE, HIGHER INFLATION, AND SOCIAL, ECONOMIC, AND POLITICAL UNCERTAINTIES. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT. COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS. THE S&P 500 INDICES AND THE S&P 500 VIX FUTURES INDICES ARE PRODUCTS OF S&P DOW JONES INDICES LLC (“SPDJI”). S&P®, S&P 500®, AND “S&P 500 VIX SHORT-TERM FUTURES™”, “S&P 500 VIX MID-TERM FUTURES™” AND “S&P 500® DYNAMIC VIX FUTURES™” ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). VIX® IS A REGISTERED TRADEMARK OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). THESE TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES”). S&P DOW JONES INDICES DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY OF THE S&P 500 INDICES OR S&P 500 VIX FUTURES INDICES TO TRACK GENERAL MARKET PERFORMANCE. THE CBOE S&P 500 BUYWRITE INDEXSM (THE “INDEX”) IS A PRODUCT OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). CBOE® AND BUYWRITE™ ARE TRADEMARKS OF CBOE. S&P® AND S&P 500® ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). THE INDEX AND THE RELATED TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE, OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES AND CBOE”). S&P DOW JONES INDICES AND CBOE DO NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SECURITIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. “RUSSELL 1000® INDEX”, “RUSSELL 2000® INDEX” AND “RUSSELL 3000® INDEX” ARE TRADEMARKS OF RUSSELL INVESTMENTS AND HAVE BEEN LICENSED FOR USE BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY RUSSELL INVESTMENTS. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE RUSSELL INDICES TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME. MSCI AND THE MSCI INDEX NAMES ARE SERVICEMARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED OR ENDORSED BY MSCI, ANY AFFILIATE OF MSDCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE ETNS ARE NOT SOLD OR PROMOTED BY MSCI, ANY AFFILIATE OF MSCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. NEITHER MSCI, ANY OF ITS AFFILIATES, OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN THE FINANCIAL SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. © 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Product Suites > Equity ETNs

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iPath® Equity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Equity ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Equity ETNs provide investors with a number of equity exposures including leveraged equity, equity strategy, international equity and international equity. The iPath Equity ETNs (the "ETNs") are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Leveraged Equity | Equity Strategy | International Equity | Equity Volatility

Equity Volatility

The suite of iPath® Equity Volatility Exchange Traded Notes (ETNs) have become increasingly popular in recent years as innovative vehicles providing access to U.S. equity market volatility. Historically difficult to access and costly to implement in a single trade, volatility exposures were previously very limited for most investors. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

iPath® Equity Volatility ETNs

iPath Equity Volatility ETNs	Ticker	Investor Fee Rate
iPath® Inverse S&P 500 VIX Short-Term Futures™ ETN	XXV	0.89% per annum[1]
iPath® Inverse S&P 500 VIX Short-Term Futures™ ETN (II)	IVOP	0.89% per annum[1]
iPath® S&P 500 Dynamic VIX ETN	XVZ	0.95% per annum[2]
iPath® S&P 500 VIX Mid-Term Futures™ ETN	VXZ	0.89% per annum[2]
iPath® S&P 500 VIX Short-Term Futures™ ETN	VXX	0.89% per annum[2]

[1] The accrued fees (or the accrued investor fees) for the XXV and IVOP ETNs on the respective inception dates were zero. On each subsequent calendar day until maturity or redemption, the accrued fees per ETN will equal (1) the accrued fees on the immediately preceding calendar day plus (2) the product of (i) the closing indicative note value on the immediately preceding valuation date times (ii) the fee rate divided by (iii) 365.

[2] The investor fee on the respective inception dates for the VXX, VXZ, XVZ ETNs was zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each series of ETNs will be equal to (1) the Investor Fee Rate times (2) the closing indicative note value on the immediately preceding calendar day times (3) the daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the Index on such index business day divided by (2) the closing level of the Index on the immediately preceding business day.

Please see the respective relevant product pages on this website and relevant product prospectuses for full details on the fees and costs associated with the iPath Equity Volatility ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of VIX Futures ETNs
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

AUTOMATIC REDEMPTION: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL AUTOMATICALLY REDEEM A SERIES OF ETNS (IN WHOLE ONLY, BUT NOT IN PART) AT THE SPECIFIED AUTOMATIC REDEMPTION VALUE IF, ON ANY VALUATION DATE PRIOR TO OR ON THE FINAL VALUATION DATE, THE INTRADAY INDICATIVE NOTE VALUE OF THE ETNS BECOMES LESS THAN OR EQUAL TO THE APPLICABLE LEVEL SPECIFIED IN THE PROSPECTUS. FOR ETNS INVERSELY LINKED TO THE S&P 500 VIX SHORT-TERM FUTURES™ INDEX EXCESS RETURN, AN AUTOMATIC REDEMPTION MAY OCCUR AS A RESULT OF A PRECIPITOUS INCREASE IN VOLATILITY IN THE U.S. EQUITY MARKETS AND IS HIGHLY LIKELY TO OCCUR IF THE HISTORICAL FREQUENCY OF PRECIPITOUS INCREASES IN VOLATILITY IN THE U.S. EQUITY MARKETS PERSIST. MARKET AND VOLATILITY RISK: IF SPECIFIED IN THE APPLICABLE PROSPECTUS, BARCLAYS BANK PLC WILL HAVE THE RIGHT TO REDEEM OR “CALL” A SERIES OF ETNS (IN WHOLE BUT NOT IN PART) AT ITS SOLE DISCRETION AND WITHOUT YOUR CONSENT ON ANY TRADING DAY ON OR AFTER THE INCEPTION DATE UNTIL AND INCLUDING MATURITY. LEVERAGE RISK: BECAUSE AN INVESTMENT IN THE ETNS IS LEVERAGED, CHANGES IN THE LEVEL OF THE UNDERLYING INDEX WILL HAVE A GREATER IMPACT ON THE PAYOUT ON THE ETNS THAN ON A PAYOUT ON SECURITIES THAT ARE NOT SO LEVERAGED. IN PARTICULAR, ANY DECREASE OR INCREASE, AS THE CASE MAY BE IN THE LEVEL OF THE UNDERLYING INDEX WILL RESULT IN A SIGNIFICANTLY GREATER DECREASE IN THE PAYMENT AT MATURITY OR UPON REDEMPTION, AND AN INVESTOR WILL SUFFER LOSSES ON AN INVESTMENT IN THE ETNS SUBSTANTIALLY GREATER THAN AN INVESTOR WOULD IF THE ETNS DID NOT CONTAIN A LEVERAGE COMPONENT. THE PERFORMANCE OF THE UNDERLYING INDICES ARE UNPREDICTABLE: AN INVESTMENT IN THE ETNS IS SUBJECT TO RISKS ASSOCIATED WITH FLUCTUATIONS, PARTICULARLY A DECLINE, IN THE PERFORMANCE OF THE UNDERLYING INDEX. BECAUSE THE PERFORMANCE OF SUCH INDEX IS LINKED TO FUTURES CONTRACTS ON THE CBOE® VOLATILITY INDEX (THE “VIX INDEX”), THE PERFORMANCE OF THE UNDERLYING INDEX WILL DEPEND ON MANY FACTORS INCLUDING, THE LEVEL OF THE S&P 500® INDEX, THE PRICES OF OPTIONS ON THE S&P 500® INDEX, AND THE LEVEL OF THE VIX INDEX WHICH MAY CHANGE UNPREDICTABLY, AFFECTING THE VALUE OF FUTURES CONTRACTS ON THE VIX INDEX AND, CONSEQUENTLY, THE LEVEL OF THE UNDERLYING INDEX. ADDITIONAL FACTORS THAT MAY CONTRIBUTE TO FLUCTUATIONS IN THE LEVEL OF SUCH INDEX INCLUDE PREVAILING MARKET PRICES AND FORWARD VOLATILITY LEVELS OF THE U.S. STOCK MARKETS AND THE EQUITY SECURITIES INCLUDED IN THE S&P 500® INDEX, THE PREVAILING MARKET PRICES OF OPTIONS ON THE VIX INDEX, RELEVANT FUTURES CONTRACTS ON THE VIX INDEX, OR ANY OTHER FINANCIAL INSTRUMENTS RELATED TO THE S&P 500* INDEX AND THE VIX INDEX, INTEREST RATES, SUPPLY AND DEMAND IN THE LISTED AND OVER-THE-COUNTER EQUITY DERIVATIVE MARKETS AS WELL AS HEDGING ACTIVITIES IN THE EQUITY-LINKED STRUCTURED PRODUCT MARKETS. COVERED CALL STRATEGY RISK: TRADING IN STOCKS AND OPTIONS THAT COMPOSE THE COVERED S&P 500 INDEX PORTFOLIO IS SPECULATIVE AND RETURNS CAN BE EXTREMELY VOLATILE. MARKET PRICES OF INDEX COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO MAY FLUCTUATE RAPIDLY BASED ON NUMEROUS FACTORS, WHICH MAY AFFECT THE VALUE OF THE UNDERLYING INDEX AND THE VALUE OF YOUR ETNS IN VARYING WAYS, AND DIFFERENT FACTORS MAY CAUSE PRICES OF THE COMPONENTS OF THE COVERED S&P 500 INDEX PORTFOLIO, AND THE VOLATILITIES OF THEIR PRICES, TO MOVE IN INCONSISTENT DIRECTIONS AT INCONSISTENT RATES. A COVERED CALL STRATEGY ALSO LIMITS PARTICIPATION IN THE APPRECIATION OF THE UNDERLYING ASSET, IN THIS CASE, THE S&P 500 INDEX. CONSEQUENTLY, THE INDEX TO WHICH YOUR ETNS ARE LINKED WILL NOT PARTICIPATE FULLY IN THE APPRECIATION OF THE S&P 500 INDEX AS WOULD AN INVESTMENT LINKED DIRECTLY TO THE S&P 500 INDEX OR A DIRECT INVESTMENT IN THE STOCKS UNDERLYING THE S&P 500 INDEX. WHILE THE STRIKE PRICE OF THE CALL OPTIONS ON THE S&P 500 INDEX WILL OPERATE TO LIMIT THE UNDERLYING INDEX’S PARTICIPATION IN ANY INCREASE IN THE VALUE OF THE S&P 500 INDEX, THE INDEX’S EXPOSURE TO ANY DECLINE IN THE VALUE OF THE S&P 500 INDEX WILL NOT BE LIMITED. YOUR RETURN MAY BE AFFECTED BY FACTORS AFFECTING INTERNATIONAL SECURITY MARKETS AND EMERGING MARKETS: THE INTERNATIONAL EQUITIES UNDERLYING CERTAIN INDICES SPONSORED BY MSCI, INC. MAY HAVE LESS LIQUIDITY AND COULD BE MORE VOLATILE THAN THE SECURITIES TRADED IN THE U.S. OR OTHER LONGER-ESTABLISHED SECURITIES MARKETS. ADDITIONAL SPECIAL RISKS ASSOCIATED WITH INTERNATIONAL SECURITIES MAY INCLUDE LESS RIGOROUS REGULATION OF SECURITIES MARKETS, DIFFERENT ACCOUNTING AND DISCLOSURE STANDARDS, GOVERNMENT INTERFERENCE, HIGHER INFLATION, AND SOCIAL, ECONOMIC, AND POLITICAL UNCERTAINTIES. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,0 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT, COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS. THE S&P 500 INDICES AND THE S&P 500 VIX FUTURES INDICES ARE PRODUCTS OF S&P DOW JONES INDICES LLC (“SPDJI”). S&P®, S&P 500®, AND “S&P 500 VIX SHORT-TERM FUTURES™”, “S&P 500 VIX MID-TERM FUTURES™” AND “S&P 500® DYNAMIC VIX FUTURES™” ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). VIX® IS A REGISTERED TRADEMARK OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). THESE TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES”). S&P DOW JONES INDICES DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY OF THE S&P 500 INDICES OR S&P 500 VIX FUTURES INDICES TO TRACK GENERAL MARKET PERFORMANCE. THE CBOE S&P 500 BUYWRITE INDEXSM (THE “INDEX”) IS A PRODUCT OF CHICAGO BOARD OPTIONS EXCHANGE, INCORPORATED (“CBOE”). CBOE* AND BUYWRITE™ ARE TRADEMARKS OF CBOE. S&P® AND S&P 500* ARE TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). THE INDEX AND THE RELATED TRADEMARKS HAVE BEEN LICENSED TO S&P DOW JONES INDICES LLC (“SPDJI”) AND ITS AFFILIATES, AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, CBOE, OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES AND CBOE”). S&P DOW JONES INDICES AND CBOE DO NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SECURITIES OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. “RUSSELL 1000* INDEX”, “RUSSELL 2000* INDEX” AND “RUSSELL 3000* INDEX” ARE TRADEMARKS OF RUSSELL INVESTMENTS AND HAVE BEEN LICENSED FOR USE BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY RUSSELL INVESTMENTS. RUSSELL INVESTMENTS MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE RUSSELL INDICES TO TRACK GENERAL STOCK MARKET PERFORMANCE OR A SEGMENT OF THE SAME. MSCI AND THE MSCI INDEX NAMES ARE SERVICEMARKS OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BARCLAYS BANK PLC. THE ETNS ARE NOT SPONSORED OR ENDORSED BY MSCI, ANY AFFILIATE OF MSDCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE ETNS ARE NOT SOLD OR PROMOTED BY MSCI, ANY AFFILIATE OF MSCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX. THE MSCI INDICES ARE THE EXCLUSIVE PROPERTY OF MSCI. NEITHER MSCI, ANY OF ITS AFFILIATES, OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN THE FINANCIAL SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. © 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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ABOUT US COMMODITIES COMMODITY ETNS INVESTING IN IPATH ETNS IPATH ANNOUNCEMENTS CURRENCIES CURRENCY ETNS TRADING AND REDEMPTION CONTACT US FIXED INCOME FIXED INCOME ETNS PREMIUMS AND DISCOUNTS ALTERNATIVES ALTERNATIVE ETNS TAX CONSIDERATIONS CONTACT US ABOUT US SELECTED RISK CONSIDERATIONS PRIVACY & COOKIES ACCESSIBILITY © BARCLAYS BANK PLC 2014

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Product Suites > Commodity ETNs

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iPath® Commodity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Commodity ETNs, please see "Selected Risk Consideration" below.

The iPath® Commodity ETNs (the "ETNs") are designed to provide access to broad, sector and single commodities exposures through indices comprised of commodities futures contracts. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Broad Commodities | Sector Commodities | Single Commodities

Broad Commodities

iPath Commodity ETN	Ticker	Investor Fee Rate[1]	Futures Execution Cost[2]
iPath® Pure Beta Broad Commodity ETN	BCM	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Commodity Index Total Return℠ ETN	DJP	0.75% per annum	N/A
iPath® Pure Beta S&P GSCI® -Weighted ETN	SBV	0.75% per annum	0.10% per annum
iPath® S&P GSCI® Total Return Index ETN	GSP	0.75% per annum	N/A

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the relevant series of ETNs, the investor fee per ETN for a series of ETNs will be equal to (1) the Investor Fee Rate times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day divided by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.

[2] The futures execution cost is designed to approximate the estimated costs of maintaining a rolling position in the futures contracts underlying the Index. The futures execution cost per ETN on any given calendar day will be calculated in the following manner: The futures execution cost on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the futures execution cost for each ETN will be equal to (1) 0.10% times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on such calendar day (or, if such day is not an index business day, one) divided by (4) 365. The net effect of the futures execution cost accumulates over time and is subtracted at the rate of 0.10% per year

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Commodity ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Automatic Redemption: If specified in the applicable prospectus, Barclays Bank PLC will automatically redeem a series of ETNs (in whole only, but not in part) at the specified automatic redemption value if, on any valuation date prior to or on the final valuation date, the intraday indicative note value of the ETNs becomes less than or equal to the applicable level specified in the prospectus.

Market and Volatility Risk: The prices of physical commodities, including the commodities underlying the index components, can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Additionally, the market value of the ETNs may be influenced by many unpredictable factors including changes in supply and demand relationships, governmental policies and economic events.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- iPath Commodity ETNs
- Basics of iPath Pure Beta Commodity ETNs
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

CONCENTRATION RISK: BECAUSE THE ETNS ARE LINKED TO AN INDEX COMPOSED OF FUTURES CONTRACTS ON A SINGLE COMMODITY OR IN ONLY ONE COMMODITY SECTOR, THE ETNS ARE LESS DIVERSIFIED THAN OTHER FUNDS. THE ETNS CAN THEREFORE EXPERIENCE GREATER VOLATILITY THAN OTHER FUNDS OR INVESTMENTS. BARCLAYS PURE BETA SERIES 2 METHODOLOGY: THE BARCLAYS PURE BETA SERIES 2 METHODOLOGY SEEKS TO MITIGATE DISTORTIONS IN THE COMMODITIES MARKETS ASSOCIATED WITH INVESTMENT FLOWS AND SUPPLY AND DEMAND DISTORTIONS. HOWEVER, THERE IS NO GUARANTEE THAT THE PURE BETA SERIES 2 METHODOLOGY WILL SUCCEED IN THESE OBJECTIVES AND AN INVESTMENT IN THE ETNS LINKED TO INDICES USING THIS METHODOLOGY MAY UNDERPERFORM COMPARED TO AN INVESTMENT IN A TRADITIONAL COMMODITY INDEX LINKED TO THE SAME COMMODITIES. A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP: ALTHOUGH THE ETNS ARE LISTED ON A U.S. NATIONAL SECURITIES EXCHANGE, A TRADING MARKET FOR THE ETNS MAY NOT DEVELOP AND THE LIQUIDITY OF THE ETNS MAY BE LIMITED, AS WE ARE NOT REQUIRED TO MAINTAIN ANY LISTING OF THE ETNS. NO INTEREST PAYMENTS FROM THE ETNS: YOU MAY NOT RECEIVE ANY INTEREST PAYMENTS ON THE ETNS. RESTRICTIONS ON THE MINIMUM NUMBER OF ETNS AND DATE RESTRICTIONS FOR REDEMPTIONS: YOU MUST REDEEM AT LEAST 20,0000, 25,000 OR 50,000 (DEPENDING ON THE SERIES) ETNS OF THE SAME SERIES AT ONE TIME IN ORDER TO EXERCISE YOUR RIGHT TO REDEEM YOUR ETNS ON ANY REDEMPTION DATE. YOU MAY ONLY REDEEM YOUR ETNS ON A REDEMPTION DATE IF WE RECEIVE A NOTICE OF REDEMPTION FROM YOU BY CERTAIN DATES AND TIMES AS SET FORTH IN THE PRODUCT PROSPECTUS. UNCERTAIN TAX TREATMENT: SIGNIFICANT ASPECTS OF THE TAX TREATMENT OF THE ETNS ARE UNCERTAIN. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR ABOUT YOUR OWN TAX SITUATION. BARCLAYS BANK PLC HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS AND OTHER DOCUMENTS BARCLAYS BANK PLC HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING WWW.IPATHETN.COM OR EDGAR ON THE SEC WEBSITE AT WWW.SEC.GOV. ALTERNATIVELY, BARCLAYS BANK PLC WILL ARRANGE FOR BARCLAYS CAPITAL INC. TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-877-764-7284, OR YOU MAY REQUEST A COPY FROM ANY OTHER DEALER PARTICIPATING IN THE OFFERING. BLACKROCK INVESTMENTS, LLC ASSISTS IN THE PROMOTION OF THE IPATH ETNS. THE ETNS MAY BE SOLD THROUGHOUT THE DAY ON THE EXCHANGE THROUGH ANY BROKERAGE ACCOUNT. COMMISSIONS MAY APPLY AND THERE ARE TAX CONSEQUENCES IN THE EVENT OF SALE, REDEMPTION OR MATURITY OF ETNS. THE “S&P GSCI® INDEX TOTAL RETURN” AND “S&P GSCI® CRUDE OIL TOTAL RETURN INDEX” (THE “S&P GSCI INDICES”) ARE PRODUCTS OF S&P DOW JONES INDICES LLC (“SPDJI”), AND HAVE BEEN LICENSED FOR USE BY BARCLAYS BANK PLC. S&P® AND GSCI® ARE REGISTERED TRADEMARKS OF STANDARD & POORS FINANCIAL SERVICES LLC (“SPFS”). THESE TRADEMARKS HAVE BEEN LICENSED TO SPDJI AND ITS AFFILIATES AND SUBLICENSED TO BARCLAYS BANK PLC FOR CERTAIN PURPOSES. THE S&P GSCI INDICES ARE NOT OWNED, ENDORSED, OR APPROVED BY OR ASSOCIATED WITH GOLDMAN, SACHS & CO. OR ITS AFFILIATED COMPANIES. THE ETNS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY SPDJI, SPFS, OR ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, “S&P DOW JONES INDICES”). S&P DOW JONES INDICES DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE ETNS PARTICULARLY OR THE ABILITY OF THE S&P GSCI INDICES TO TRACK GENERAL MARKET PERFORMANCE. “BLOOMBERG®”, “BLOOMBERG COMMODITY INDEXSM”, “BLOOMBERG COMMODITY INDEX TOTAL RETURNSM”, “BLOOMBERG AGRICULTURE SUBINDEX TOTAL RETURNSM”, “BLOOMBERG ALUMINUM SUBINDEX TOTAL RETURNSM”, “BLOOMBERG COCOA SUBINDEX TOTAL RETURNSM”, “BLOOMBERG COFFEE SUBINDEX TOTAL RETURNSM”, “BLOOMBERG COPPER SUBINDEX TOTAL RETURNSM”, “BLOOMBERG COTTON SUBINDEX TOTAL RETURNSM”, “BLOOMBERG ENERGY SUBINDEX TOTAL RETURNSM”, “BLOOMBERG GRAINS SUBINDEX TOTAL RETURNSM”, “BLOOMBERG INDUSTRIAL METALS SUBINDEX TOTAL RETURNSM”, “BLOOMBERG LEAD SUBINDEX TOTAL RETURNSM”, “BLOOMBERG LIVESTOCK SUBINDEX TOTAL RETURNSM”, “BLOOMBERG NATURAL GAS SUBINDEX TOTAL RETURNSM”, “BLOOMBERG NICKEL SUBINDEX TOTAL RETURNSM”, “BLOOMBERG PLATINUM SUBINDEX TOTAL RETURNSM”, “BLOOMBERG PRECIOUS METALS SUBINDEX TOTAL RETURNSM”, “BLOOMBERG SOFTS SUBINDEX TOTAL RETURNSM”, “BLOOMBERG SUGAR SUBINDEX TOTAL RETURNSM”, “BLOOMBERG TIN SUBINDEX TOTAL RETURNSM” AND “BCOM” ARE SERVICE MARKS OF BLOOMBERG FINANCE L.P. AND ITS AFFILIATES (COLLECTIVELY, “BLOOMBERG”) AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY BARCLAYS BANK PLC. ANY ETNS BASED ON THE BLOOMBERG COMMODITY INDICES ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY BLOOMBERG, UBS AG, UBS SECURITIES LLC (“UBS”), OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES. NONE OF BLOOMBERG, UBS AG, UBS SECURITIES OR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF OR COUNTERPARTIES TO THE ETNS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES OR COMMODITIES GENERALLY OR IN THE ETNS PARTICULARLY. THE BARCLAYS PURE BETA COMMODITY INDICES ARE TRADEMARKS OF BARCLAYS BANK PLC. © 2014 BARCLAYS BANK PLC. ALL RIGHTS RESERVED. IPATH, IPATH ETNS AND THE IPATH LOGO ARE REGISTERED TRADEMARKS OF BARCLAYS BANK PLC. ALL OTHER TRADEMARKS, SERVICEMARKS OR REGISTERED TRADEMARKS ARE THE PROPERTY, AND USED WITH THE PERMISSION, OF THEIR RESPECTIVE OWNERS. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE PRODUCTS PRODUCT SUITES ABOUT IPATH ETNS ABOUT US EQUITY EQUITY ETNS UNDERSTANDING ETNS ABOUT US COMMODITIES COMMODITY ETNS INVESTING IN IPATH ETNS IPATH ANNOUNCEMENTS CURRENCIES CURRENCY ETNS TRADING AND REDEMPTION CONTACT US FIXED INCOME FIXED INCOME ETNS PREMIUMS AND DISCOUNTS ALTERNATIVES ALTERNATIVE ETNS TAX CONSIDERATIONS CONTACT US ABOUT US SELECTED RISK CONSIDERATIONS PRIVACY & COOKIES ACCESSIBILITY © BARCLAYS BANK PLC 2014

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Product Suites > Commodity ETNs

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iPath® Commodity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Commodity ETNs, please see "Selected Risk Consideration" below.

The iPath® Commodity ETNs (the "ETNs") are designed to provide access to broad, sector and single commodities exposures through indices comprised of commodities futures contracts. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Broad Commodities | Sector Commodities | Single Commodities

Sector Commodities

iPath Commodity ETN	Ticker	Investor Fee Rate[1]	Futures Execution Cost[2]
iPath® Pure Beta Agriculture ETN	DIRT	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Agriculture Subindex Total Return℠ ETN	JJA	0.75% per annum	N/A
iPath® Pure Beta Energy ETN	ONG	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Energy Subindex Total Return℠ ETN	JJE	0.75% per annum	N/A
iPath® Pure Beta Grains ETN	WEET	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Grains Subindex Total Return℠ ETN	JJG	0.75% per annum	N/A
iPath® Pure Beta Industrial Metals ETN	HEVY	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Industrial Metals Subindex Total Return℠ ETN	JJM	0.75% per annum	N/A
iPath® Pure Beta Livestock ETN	LSTK	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Livestock Subindex Total Return℠ ETN	COW	0.75% per annum	N/A
iPath® Pure Beta Precious Metals ETN	BLNG	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Precious Metals Subindex Total Return℠ ETN	JJP	0.75% per annum	N/A
iPath® Pure Beta Softs ETN	GRWN	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Softs Subindex Total Return℠ ETN	JJS	0.75% per annum	N/A

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the relevant series of ETNs, the investor fee per ETN for a series of ETNs will be equal to (1) the Investor Fee Rate times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day divided by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.

[2] The futures execution cost is designed to approximate the estimated costs of maintaining a rolling position in the futures contracts underlying the Index. The futures execution cost per ETN on any given calendar day will be calculated in the following manner: The futures execution cost on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the futures execution cost for each ETN will be equal to (1) 0.10% times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on such calendar day (or, if such day is not an index business day, one) divided by (4) 365. The net effect of the futures execution cost accumulates over time and is subtracted at the rate of 0.10% per year

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Commodity ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- iPath Commodity ETNs
- Basics of iPath Pure Beta Commodity ETNs
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or “call” a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Automatic Redemption: If specified in the applicable prospectus, Barclays Bank PLC will automatically redeem a series of ETNs (in whole only, but not in part) at the specified automatic redemption value if, on any valuation date prior to or on the final valuation date, the intraday indicative note value of the ETNs becomes less than or equal to the applicable level specified in the prospectus.

Market and Volatility Risk: The prices of physical commodities, including the commodities underlying the index components, can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Additionally, the market value of the ETNs may be influenced by many unpredictable factors including changes in supply and demand relationships, governmental policies and economic events.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Pure Beta Series 2 Methodology: The Barclays Pure Beta Series 2 Methodology seeks to mitigate distortions in the commodities markets associated with investment flows and supply and demand distortions. However, there is no guarantee that the Pure Beta Series 2 Methodology will succeed in these objectives and an investment in the ETNs linked to indices using this methodology may underperform compared to an investment in a traditional commodity index linked to the same commodities.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The “S&P GSCI® Index Total Return” and “S&P GSCI® Crude Oil Total Return Index” (the “S&P GSCI Indices”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Barclays Bank PLC. S&P® and GSCI® are registered trademarks of Standard & Poors Financial Services LLC (“SPFS”). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The S&P GSCI Indices are not owned, endorsed, or approved by or associated with Goldman,

Sachs & Co. or its affiliated companies. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the S&P GSCI Indices to track general market performance.

“Bloomberg®”, “Bloomberg Commodity IndexSM”, “Bloomberg Commodity Index Total ReturnSM”, “Bloomberg Agriculture Subindex Total ReturnSM”, “Bloomberg Aluminum Subindex Total ReturnSM”, “Bloomberg Cocoa Subindex Total ReturnSM”, “Bloomberg Coffee Subindex Total ReturnSM”, “Bloomberg Copper Subindex Total ReturnSM”, “Bloomberg Cotton Subindex Total ReturnSM”, “Bloomberg Energy Subindex Total ReturnSM”, “Bloomberg Grains Subindex Total ReturnSM”, “Bloomberg Industrial Metals Subindex Total ReturnSM”,

“Bloomberg Lead Subindex Total ReturnSM”, “Bloomberg Livestock Subindex Total ReturnSM”, “Bloomberg Natural Gas Subindex Total ReturnSM”, “Bloomberg Nickel Subindex Total ReturnSM”, “Bloomberg Platinum Subindex Total ReturnSM”, “Bloomberg Precious Metals Subindex Total ReturnSM”, “Bloomberg Softs Subindex Total ReturnSM”, “Bloomberg Sugar Subindex Total ReturnSM”, “Bloomberg Tin Subindex Total ReturnSM” and “BCOM” are service marks of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Barclays Bank PLC. Any ETNs based on the Bloomberg Commodity Indices are not sponsored, endorsed, sold or promoted by Bloomberg, UBS AG, UBS Securities LLC (“UBS”), or any of their subsidiaries or affiliates.

None of Bloomberg, UBS AG, UBS Securities or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparties to the ETNs or any member of the public regarding the advisability of investing in securities or commodities generally or in the ETNs particularly.

The Barclays Pure Beta Commodity Indices are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. ipath, ipath ETNs and the ipath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

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iPath

USA ▾ Retail Investor ▾ English ▾

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Suites > Commodity ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath® Commodity ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Commodity ETNs, please see "Selected Risk Consideration" below.

The iPath® Commodity ETNs (the "ETNs") are designed to provide access to broad, sector and single commodities exposures through indices comprised of commodities futures contracts. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Broad Commodities | Sector Commodities | Single Commodities

Single Commodities

iPath Commodity ETN	Ticker	Investor Fee Rate[1]	Futures Execution Cost[2]
iPath® Pure Beta Aluminium ETN	FOIL	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Aluminium Subindex Total Return℠ ETN	JJU	0.75% per annum	N/A
iPath® Pure Beta Cocoa ETN	CHOC	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Cocoa Subindex Total Return℠ ETN	NIB	0.75% per annum	N/A
iPath® Pure Beta Coffee ETN	CAFE	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Coffee Subindex Total Return℠ ETN	JO	0.75% per annum	N/A
iPath® Pure Beta Copper ETN	CUPM	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Copper Subindex Total Return℠ ETN	JJC	0.75% per annum	N/A
iPath® Pure Beta Cotton ETN	CTNN	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Cotton Subindex Total Return℠ ETN	BAL	0.75% per annum	N/A
iPath® Pure Beta Lead ETN	LEDD	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Lead Subindex Total Return℠ ETN	LD	0.75% per annum	N/A
iPath® Seasonal Natural Gas ETN	DCNG	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Natural Gas Subindex Total Return℠ ETN	GAZ	0.75% per annum	N/A
iPath® Pure Beta Nickel ETN	NINI	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Nickel Subindex Total Return℠ ETN	JJN	0.75% per annum	N/A
iPath® Dow Jones-UBS Platinum Subindex Total Return℠ ETN	PGM	0.75% per annum	N/A
iPath® Pure Beta Sugar ETN	SGAR	0.75% per annum	0.10% per annum
iPath® Dow Jones-UBS Sugar Subindex Total Return℠ ETN	SGG	0.75% per annum	N/A
iPath® Dow Jones-UBS Tin Subindex Total Return℠ ETN	JJT	0.75% per annum	0.10% per annum
iPath® Pure Beta Crude Oil ETN	OLEM	0.75% per annum	N/A
iPath® S&P GSCI Crude Oil Total Return Index ETN	OIL	0.75% per annum	0.10% per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the relevant series of ETNs, the investor fee per ETN for a series of ETNs will be equal to (1) the Investor Fee Rate times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day divided by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.

[2] The futures execution cost is designed to approximate the estimated costs of maintaining a rolling position in the futures contracts underlying the Index. The futures execution cost per ETN on any given calendar day will be calculated in the following manner: The futures execution cost on the inception date was zero. On each subsequent calendar day until maturity or early redemption, the futures execution cost for each ETN will be equal to (1) 0.10% times (2) the applicable closing indicative value on the immediately preceding calendar day times (3) the applicable daily index factor on such calendar day (or, if such day is not an index business day, one) divided by (4) 365. The net effect of the futures execution cost accumulates over time and is subtracted at the rate of 0.10% per year

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Commodity ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- iPath Commodity ETNs
- Basics of iPath Pure Beta Commodity ETNs
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or “call” a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Automatic Redemption: If specified in the applicable prospectus, Barclays Bank PLC will automatically redeem a series of ETNs (in whole only, but not in part) at the specified automatic redemption value if, on any valuation date prior to or on the final valuation date, the intraday indicative note value of the ETNs becomes less than or equal to the applicable level specified in the prospectus.

Market and Volatility Risk: The prices of physical commodities, including the commodities underlying the index components, can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Additionally, the market value of the ETNs may be influenced by many unpredictable factors including changes in supply and demand relationships, governmental policies and economic events.

Concentration Risk: Because the ETNs are linked to an index composed of futures contracts on a single commodity or in only one commodity sector, the ETNs are less diversified than other funds. The ETNs can therefore experience greater volatility than other funds or investments.

Barclays Pure Beta Series 2 Methodology: The Barclays Pure Beta Series 2 Methodology seeks to mitigate distortions in the commodities markets associated with investment flows and supply and demand distortions. However, there is no guarantee that the Pure Beta Series 2 Methodology will succeed in these objectives and an investment in the ETNs linked to indices using this methodology may underperform compared to an investment in a traditional commodity index linked to the same commodities.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The “S&P GSCI® Index Total Return” and “S&P GSCI® Crude Oil Total Return Index” (the “S&P GSCI Indices”) are products of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by Barclays Bank PLC. S&P® and GSCI® are registered trademarks of Standard & Poors Financial Services LLC (“SPFS”). These trademarks have been licensed to SPDJI and its affiliates and sublicensed to Barclays Bank PLC for certain purposes. The S&P GSCI Indices are not owned, endorsed, or approved by or associated with Goldman,

Sachs & Co. or its affiliated companies. The ETNs are not sponsored, endorsed, sold or promoted by SPDJI, SPFS, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the S&P GSCI Indices to track general market performance.

“Bloomberg®”, “Bloomberg Commodity IndexSM”, “Bloomberg Commodity Index Total ReturnSM”, “Bloomberg Agriculture Subindex Total ReturnSM”, “Bloomberg Aluminum Subindex Total ReturnSM”, “Bloomberg Cocoa Subindex Total ReturnSM”, “Bloomberg Coffee Subindex Total ReturnSM”, “Bloomberg Copper Subindex Total ReturnSM”, “Bloomberg Cotton Subindex Total ReturnSM”, “Bloomberg Energy Subindex Total ReturnSM”, “Bloomberg Grains Subindex Total ReturnSM”, “Bloomberg Industrial Metals Subindex Total ReturnSM”,

“Bloomberg Lead Subindex Total ReturnSM”, “Bloomberg Livestock Subindex Total ReturnSM”, “Bloomberg Natural Gas Subindex Total ReturnSM”, “Bloomberg Nickel Subindex Total ReturnSM”, “Bloomberg Platinum Subindex Total ReturnSM”, “Bloomberg Precious Metals Subindex Total ReturnSM”, “Bloomberg Softs Subindex Total ReturnSM”, “Bloomberg Sugar Subindex Total ReturnSM”, “Bloomberg Tin Subindex Total ReturnSM” and “BCOM” are service marks of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) and have been licensed for use for certain purposes by Barclays Bank PLC. Any ETNs based on the Bloomberg Commodity Indices are not sponsored, endorsed, sold or promoted by Bloomberg, UBS AG, UBS Securities LLC (“UBS”), or any of their subsidiaries or affiliates.

None of Bloomberg, UBS AG, UBS Securities or any of their subsidiaries or affiliates makes any representation or warranty, express or implied, to the owners of or counterparties to the ETNs or any member of the public regarding the advisability of investing in securities or commodities generally or in the ETNs particularly.

The Barclays Pure Beta Commodity Indices are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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Product Suites > Currency ETNs

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iPath® Currency ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Currency ETNs, please see "Selected Risk Considerations" below.

The iPath® Currency ETNs (the "ETNs") are designed to provide single-trade access to exchange rate and multi-currency exposures. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Single Currency ETNs | Multi-Currency ETNs

Single Currency ETNs

iPath Currency ETN	Ticker	Investor Fee Rate[1]
iPath® EUR/USD Exchange Rate ETN	ERO	0.40% per annum
iPath® GBP/USD Exchange Rate ETN	GBB	0.40% per annum
iPath® JPY/USD Exchange Rate ETN	JYN	0.40% per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will equal to (1) the Investor Fee Rate times (2) the principal amount of your ETNs times (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by (4) 365. The index factor on any given day will be equal to the currency component on that day times the accumulation component on that day.

The accumulation component on the inception date was set equal to one. On each subsequent business day until maturity or early redemption the accumulation component will equal (1) the accumulation component on the immediately preceding business day times (2) the sum of one plus the product of the deposit rate times the relevant day count fraction.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Currency ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Risks Specific to the iPath ETNs listed under the "Single Currency" product sub-suite above

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits, domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

In this section:

- Equity strategies
- Commodity strategies
- Currency strategies
- Fixed Income strategies
- Alternative strategies

Related Resources

- iPath Currency ETNs
- iPath ETNs Product List
- iPath Optimized Currency Carry

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Risks Specific to the iPath ETNs listed under the "Multi-Currency" product sub-suite above

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Currency Carry Risks for the iPath® Optimized Currency Carry ETN: Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Strategy, the level of the index, and the market value of the ETNs, will decline.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays Optimized Currency Carry Index™", "USD Optimized Currency Carry Index™", "Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™", "Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™" and "Barclays Global Emerging Markets Strategy (GEMS) Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Suites > Currency ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath® Currency ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Currency ETNs, please see "Selected Risk Considerations" below.

The iPath® Currency ETNs (the "ETNs") are designed to provide single-trade access to exchange rate and multi-currency exposures. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Single Currency ETNs | Multi-Currency ETNs

Multi-Currency ETNs

iPath Currency ETN	Ticker	Investor Fee Rate[1]
iPath® GEMS Asia 8 ETN	AYT	0.89% per annum
iPath® GEMS Index™ ETN	JEM	0.89% per annum
iPath® Asian & Gulf Currency Revaluation ETN	PGD	0.89% per annum
iPath® Optimized Currency Carry ETN	ICI	0.65% per annum

[1] The investor fee for the AYT, JEM and PGD ETNs on the inception date was zero. On each subsequent calendar day until maturity or redemption of AYT, JEM and PGD ETN series respectively, the investor fee will be equal to (1) the Investor Fee Rate times (2) the applicable closing indicative note value on the immediately preceding calendar day (or the ex-coupon indicative value if such day was an index roll date) times (3) the applicable daily index factor on that day (or, if such day is not an index business day, one) divided by (4) 365. The daily index factor on any index business day will equal (1) the closing level of the index on such index business day divided by (2) the closing level of the Index on the immediately preceding index business day.

The investor fee for the ICI ETN on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption of the ICI ETN, the investor fee will equal to (1) the Investor Fee Rate times (2) the principal amount of your ETNs times (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by (4) 365. The index factor on any given day will be equal to the closing level of the Index on that day divided by the initial index level. The initial index level is the closing level of the Index on the inception date.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Currency ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

Risks Specific to the iPath ETNs listed under the "Single Currency" product sub-suite above

Single Currency Exchange Risk: An investment in ETNs linked to the performance of a foreign currency exchange rate is subject to risks associated with fluctuations, particularly a decline, in the price of the applicable single foreign currency relative to the U.S. dollar. Factors that may have the effect of causing a decline in the price of a foreign currency include national debt levels and trade deficits,

In this section:

- Equity strategies
- Commodity strategies
- Currency strategies
- Fixed Income strategies
- Alternative strategies

Related Resources

- iPath Currency ETNs
- iPath ETNs Product List
- iPath Optimized Currency Carry

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

domestic and foreign inflation rates, domestic and foreign interest rates, and global or regional economic, financial, political, regulatory, geographical or judicial events. Currency exchange rates may be extremely volatile, and exposure to a single currency can lead to significant losses.

Risks Specific to the iPath ETNs listed under the “Multi-Currency” product sub-suite above

Exchange Rate Risk: Because the performance of the underlying index is linked to the exchange rates between the index constituent currencies and the US dollar, the level of the underlying index may be affected by unpredictable changes in currency prices, including as a result of government action. Because some or all of the index constituent currencies do not float freely and are currently either managed or pegged by their respective governments, and the exchange rates of managed and pegged currencies tend to fluctuate significantly less than those of free-floating currencies, there is limited potential for the increase in value of the underlying index.

Emerging Market Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. Investments in emerging market currencies carries the risk of loss from unfavorable fluctuations in currency exchange rates due to economic, social, political, financial and military conditions in the emerging markets. The ETNs may be subject to more volatility than investments outside of emerging markets.

Currency Carry Risks for the iPath® Optimized Currency Carry ETN: Because the carry trade involves investing in high-yielding currencies with the exposure financed by borrowings in low-yielding currencies, the success of the Intelligent Carry Strategy, the level of the underlying index and the market value of the ETNs will depend on the exchange rates and interest rates applicable to the index constituent currencies. If the applicable exchange rates or interest rates move against the direction targeted by the Intelligent Carry Strategy, the level of the index, and the market value of the ETNs, will decline.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

“Barclays Optimized Currency Carry Index™”, “USD Optimized Currency Carry Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Asia 8 Index™”, “Barclays Global Emerging Markets Strategy (GEMS) Pegged Currency Index™” and “Barclays Global Emerging Markets Strategy (GEMS) Index™” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

iPath®

USA ▾ Retail Investor ▾ English ▾

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Suites > Fixed Income ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath® Fixed Income ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Fixed Income ETNs, please see "Selected Risk Considerations" below.

The iPath® Fixed Income ETNs (the "ETNs") are designed to provide investors with the ability to express their views on U.S. Treasury yields or the yield curve through an exchange traded product. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Steepener ETNs | Flattener ETNs | iPath US Treasury Futures Bull ETNs | iPath US Treasury Futures Bear ETNs

Steepener ETNs

iPath Fixed Income ETN	Ticker	Investor Fee Rate[1]	Index Rolling Cost[2]
iPath® US Treasury Steepener ETN	STPP	0.75% per annum	$0.12 per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day times (2) the Investor Fee Rate divided by (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.

[2] On any roll day, the index rolling cost for each ETN will equal $0.01. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12 per year, or 0.24% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Underlying U.S. Treasury Note or Bond Yield, or the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked directly or inversely, as the case may be to the performance of the underlying index, which corresponds directly or inversely, respectively to changes in the underlying U.S. Treasury note or bond yield, or in the case of the FLAT and STPP ETNs, to the U.S. Treasury yield curve. Changes in the underlying U.S. Treasury note or bond yield or the U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield or U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield or the U.S. Treasury Yield Curve, as the case may be; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and, for ETNs inversely linked to the index, invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of Yield Curve Strategies
- Targeted Access to the US Treasury Yield Curve
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™", "Barclays 2Y US Treasury Futures Targeted Exposure Index™", "Barclays 5Y US Treasury Futures Targeted Exposure Index™", "Barclays 10Y US Treasury Futures Targeted Exposure Index™", "Barclays Long Bond US Treasury Futures Targeted Exposure Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products

- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs

- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us

- About Us
- iPath Announcements
- Contact Us

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Suites > Fixed Income ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath® Fixed Income ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Fixed Income ETNs, please see "Selected Risk Considerations" below.

The iPath® Fixed Income ETNs (the "ETNs") are designed to provide investors with the ability to express their views on U.S. Treasury yields or the yield curve through an exchange traded product. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Steepener ETNs | Flattener ETNs | iPath US Treasury Futures Bull ETNs | iPath US Treasury Futures Bear ETNs

Flattener ETNs

iPath Fixed Income ETN	Ticker	Investor Fee Rate[1]	Index Rolling Cost[2]
iPath® US Treasury Flattener ETN	FLAT	0.75% per annum	$0.12 per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day times (2) the Investor Fee Rate divided by (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
[2] On any roll day, the index rolling cost for each ETN will equal $0.01. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.12 per year, or 0.24% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Underlying U.S. Treasury Note or Bond Yield, or the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked directly or inversely, as the case may be to the performance of the underlying index, which corresponds directly or inversely, respectively to changes in the underlying U.S. Treasury note or bond yield, or in the case of the FLAT and STPP ETNs, to the U.S. Treasury yield curve. Changes in the underlying U.S. Treasury note or bond yield or the U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield or U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield or the U.S. Treasury Yield Curve, as the case may be; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and, for ETNs inversely linked to the index, invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of Yield Curve Strategies
- Targeted Access to the US Treasury Yield Curve
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™", "Barclays 2Y US Treasury Futures Targeted Exposure Index™", "Barclays 5Y US Treasury Futures Targeted Exposure Index™", "Barclays 10Y US Treasury Futures Targeted Exposure Index™", "Barclays Long Bond US Treasury Futures Targeted Exposure Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾
iPath® BARCLAYS
Products | Product Suites | About iPath ETNs | About Us
Product Suites > Fixed Income ETNs
Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

iPath® Fixed Income ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Fixed Income ETNs, please see "Selected Risk Considerations" below.

The iPath® Fixed Income ETNs (the "ETNs") are designed to provide investors with the ability to express their views on U.S. Treasury yields or the yield curve through an exchange traded product. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Steepener ETNs | Flattener ETNs | iPath US Treasury Futures Bull ETNs | iPath US Treasury Futures Bear ETNs

iPath US Treasury Futures Bull ETNs

iPath Fixed Income ETN	Ticker	Investor Fee Rate[1]	Index Rolling Cost[2]
iPath® US Treasury 2-year Bull ETN	DTUL	0.75% per annum	$0.06 per annum
iPath® US Treasury 5-year Bull ETN	DFVL	0.75% per annum	$0.06 per annum
iPath® US Treasury 10-year Bull ETN	DTYL	0.75% per annum	$0.06 per annum
iPath® US Treasury Long Bond Bull ETN	DLBL	0.75% per annum	$0.06 per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day times (2) the Investor Fee Rate divided by (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.
[2] On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Underlying U.S. Treasury Note or Bond Yield, or the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked directly or inversely, as the case may be to the performance of the underlying index, which corresponds directly or inversely, respectively to changes in the underlying U.S. Treasury note or bond yield, or in the case of the FLAT and STPP ETNs, to the U.S. Treasury yield curve. Changes in the underlying U.S. Treasury note or bond yield or the U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield or U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield or the U.S. Treasury Yield Curve, as the case may be; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of Yield Curve Strategies
- Targeted Access to the US Treasury Yield Curve
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and, for ETNs inversely linked to the index, invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™", "Barclays 2Y US Treasury Futures Targeted Exposure Index™", "Barclays 5Y US Treasury Futures Targeted Exposure Index™", "Barclays 10Y US Treasury Futures Targeted Exposure Index™", "Barclays Long Bond US Treasury Futures Targeted Exposure Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

Product Suites > Fixed Income ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath® Fixed Income ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all of the iPath Fixed Income ETNs, please see "Selected Risk Considerations" below.

The iPath® Fixed Income ETNs (the "ETNs") are designed to provide investors with the ability to express their views on U.S. Treasury yields or the yield curve through an exchange traded product. The ETNs are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

Steepener ETNs | Flattener ETNs | iPath US Treasury Futures Bull ETNs | iPath US Treasury Futures Bear ETNs

iPath US Treasury Futures Bear ETNs

iPath Fixed Income ETN	Ticker	Investor Fee Rate[1]	Index Rolling Cost[2]
iPath® US Treasury 2-year Bear ETN	DTUS	0.75% per annum	$0.06 per annum
iPath® US Treasury 5-year Bear ETN	DFVS	0.75% per annum	$0.06 per annum
iPath® US Treasury 10-year Bear ETN	DTYS	0.75% per annum	$0.06 per annum
iPath® US Treasury Long Bond Bear ETN	DLBS	0.75% per annum	$0.06 per annum

[1] The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee for each ETN will equal: (1) the closing indicative note value on the immediately preceding calendar day times (2) the Investor Fee Rate divided by (3) 365. The closing indicative note value of the ETNs is calculated in the manner described in the product prospectus.

[2] On any roll day, the index rolling cost for each ETN will equal $0.005. Roll days occur over three consecutive index business days, commencing three index business days before the last index business day in each of the months of February, May, August and November in any given year. The net effect of the index rolling cost accumulates over time and is subtracted at the rate of $0.06 per year, or 0.12% of the principal amount of your ETNs per year. On any calendar day that is not a roll day the index rolling cost for each ETN will equal $0.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index between the inception date and the applicable valuation date. Additionally, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: If specified in the applicable prospectus, Barclays Bank PLC will have the right to redeem or "call" a series of ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

The Underlying U.S. Treasury Note or Bond Yield, or the U.S. Treasury Yield Curve May Increase, Decrease or Remain Unchanged Over the Term of Your ETNs: The return on your ETNs is linked directly or inversely, as the case may be to the performance of the underlying index, which corresponds directly or inversely, respectively to changes in the underlying U.S. Treasury note or bond yield, or in the case of the FLAT and STPP ETNs, to the U.S. Treasury yield curve. Changes in the underlying U.S. Treasury note or bond yield or the U.S. Treasury yield curve are affected by a number of unpredictable factors, and such factors may cause the underlying U.S. Treasury yield curve to increase, decrease or remain unchanged over the term of your ETNs.

There is No Guarantee that the Index Level Will Decrease or Increase by 1.00 Point For Every 0.01% Change in the Level of the Underlying U.S. Treasury Note or Bond Yield or U.S. Treasury Yield Curve: Reasons why this might occur include: market prices for underlying U.S. Treasury note or bond futures contracts may not capture precisely the underlying changes in the U.S. Treasury note or bond yield or the U.S. Treasury Yield Curve, as the case may be; the index calculation methodology uses approximation; and the underlying U.S. Treasury note or bond weighting is rebalanced monthly.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Related Resources

- Fundamentals of iPath ETNs
- Basics of Yield Curve Strategies
- Targeted Access to the US Treasury Yield Curve
- iPath ETNs Product List

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Due to the Index Multiplier, Any Changes in the Value of Your ETNs Will Not Occur at the Same Rate as the Corresponding Changes in the Value of the Underlying Index: The ETNs apply an index multiplier, the effect of which is to adjust and, for ETNs inversely linked to the index, invert the rate at which the value of the ETNs changes in response to changes in the underlying index level.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

"Barclays US Treasury 2Y/10Y Yield Curve Index™", "Barclays 2Y US Treasury Futures Targeted Exposure Index™", "Barclays 5Y US Treasury Futures Targeted Exposure Index™", "Barclays 10Y US Treasury Futures Targeted Exposure Index™", "Barclays Long Bond US Treasury Futures Targeted Exposure Index™" are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

iPath® Alternative ETNs

iPath® Exchange Traded Notes ( ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. .

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Alternative ETNs, please see “Selected Risk Considerations” below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Alternative ETNs (the “ETNs”) are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations ofthe issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

In this section:

Equity ETNs

Commodity ETNs

Currency ETNs

Fixed Income ETNs

Alternative ETNs

Contact us

iPath® Global Carbon ETN

iPath® Global Carbon ETN

The iPath® Global Carbon ETN (the “ETNs”) is designed to provide investors with exposure to the Barclays Global Carbon Index Total Return™ (the “Index”). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors.

The Index is designed to measure the performance of the most liquid carbon-related credit plans. Each carbon-related credit plan included in the Index is represented by the most liquid instrument available in the marketplace. The Index expects to incorporate new carbon-related credit plans as they develop around the world. Owning the ETNs is not the same as owning interests in the contracts comprising the Index or a security directly linked to the performance of the Index.

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer’s agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

iPath® S&P MLP ETN

iPath Alternative ETNs | Ticker | Investor Fee Rate1

iPath® Global Carbon ETN GRN 0.75% per annum

1 The investor fee on the inception date was equal to zero. On each subsequent calendar day until maturity or early redemption, the investor fee will be equal to: (1) the Investor Fee Rate times (2) the principal amount of your ETNs times (3) the applicable index factor on that day (or, if such day is not a trading day, the index factor on the immediately preceding trading day) divided by (4) 365. The Index Factor on any given day will be equal to the closing value of the Index underlying the ETNs on that day divided by the Initial Index Level. The Initial Index Level for this series of iPath ETNs is the closing value of the Index underlying the ETNs on the Inception Date.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Alternative ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or “call” the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value ofthe ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

No Guaranteed Interest Payments and Coupon Payments: You may not receive any interest payments or coupon payments on the ETNs. Certain ETNs will not pay any such payments by their terms. For those ETNs that are designed to pay a coupon payment, you are not guaranteed to receive coupon payments. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

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Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors. These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

“Barclays Global Carbon Index™” and “Barclays Global Carbon Index Total Return™” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

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Alternatives Alternative ETNs Tax Considerations

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iPath® Alternative ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs. .

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the all the iPath Alternative ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures. The iPath Alternative ETNs (the "ETNs") are debt securities that can be bought and sold on an exchange and seek to provide investors with a return linked to the performance of an underlying index, less fees and applicable costs. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

iPath® Global Carbon ETN | iPath® S&P MLP ETN

iPath® S&P MLP ETN

The iPath® S&P MLP ETN (the "ETNs") is designed to provide exposure to the Volume-Weighting Average Price ("VWAP")[2] level of the S&P MLP Index (the "Index"). The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. An investment in the ETNs involves significant risks, including possible loss of principal and may not be suitable for all investors.

The Index is designed to provide exposure to leading partnerships that trade on major U.S. exchanges and are classified in the GICS® Energy Sector and GICS® Gas Utilities Industry according to the Global Industry Classification Standard® ("GICS"). It includes both master limited partnerships ("MLPs") and publicly traded limited liability companies which have a similar legal structure to MLPs (collectively, the "Index Constituents"). Owning the ETNs is not the same as owning interests in the Index Constituents or a security directly linked to the performance of the Index.

iPath Alternative ETNs	Ticker	Investor Fee Rate[1]
▸ iPath® S&P MLP ETN	IMLP	0.85% per annum

[1] The daily fee value (or daily investor fee) on any calendar day is equal to the product of (1) the closing VWAP level on such calendar day *divided by* the VWAP factor and (2) the Investor Fee Rate *divided by* 365. The VWAP factor is 85.7984, which is equal to the initial VWAP level of the Index divided by the principal amount of $25.00 per ETN. The VWAP factor represents the initial exposure of each ETN to the initial VWAP level of the Index. The initial VWAP level was 2,144.96, which was the VWAP level at the closing of trading on the initial valuation date.

[2] The Volume-Weighted Average Price (VWAP) with respect to each Index Constituent, on any index business day, is the consolidated volume-weighted average price of one unit of such Index Constituent as determined by the VWAP calculation agent based on all trades in such Index Constituent reported in the consolidated tape system during the regular trading session. The VWAP Level on an index business day, as calculated by the VWAP calculation agent, (1) the sum of the products of (i) the VWAP of each Index Constituent as of such date plus (ii) the published unit weighting of that Index Constituent as of such date, divided by (2) the index divisor as of such date.

Please see the relevant product page on this website and the applicable product prospectus for more information on the fees and costs associated with the iPath Alternative ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

Issuer Redemption: Barclays Bank PLC will have the right to redeem or "call" the ETNs (in whole but not in part) at its sole discretion and without your consent on any trading day on or after the inception date until and including maturity.

Market and Volatility Risk: The market value of the ETNs may be influenced by many unpredictable factors and may fluctuate between the date you purchase them and the maturity date or redemption date. You may also sustain a significant loss if you sell your ETNs in the secondary market. Factors that may influence the market value of the ETNs include prevailing market prices of the U.S. stock markets, the index components included in the underlying index, and prevailing market prices of options on such index or any other financial instruments related to such index; and supply and demand for the ETNs, including economic, financial, political, regulatory, geographical or judicial events that affect the level of such index or other financial instruments related to such index.

In this section:

- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

No Guaranteed Interest Payments and Coupon Payments: You may not receive any interest payments or coupon payments on the ETNs. Certain ETNs will not pay any such payments by their terms. For those ETNs that are designed to pay a coupon payment, you are not guaranteed to receive coupon payments. You will receive a coupon payment on a coupon payment date only to the extent that the accrued dividend exceeds the accrued investor fee on the relevant coupon valuation date. The amount of the accrued dividend on any coupon valuation date depends in part on the aggregate cash value of distributions that a reference holder would have been entitled to receive in respect of the index constituents prior to the relevant coupon valuation date.

Carbon Market Risk for the iPath Global Carbon ETN: Trading in futures contracts on carbon emissions commodities, including trading in the index components, is speculative and can be extremely volatile. The commodity futures markets are subject to temporary distortions or other disruptions due to various factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention and market prices of the index components may fluctuate rapidly based on numerous factors.

These factors could adversely affect the value of the underlying index and, therefore, the value of your ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

The S&P MLP Index (the “Index”) is a product of S&P Dow Jones Indices LLC and has been licensed for use by Barclays Bank PLC. The ETNs are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC or any of its affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the ETNs or any member of the public regarding the advisability of investing in securities generally or in the ETNs particularly or the ability of the Index to track general market performance.

“Barclays Global Carbon Index™” and “Barclays Global Carbon Index Total Return™” are trademarks of Barclays Bank PLC.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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Get comprehensive information about iPath® Exchange Traded Notes (iPath®ETNs) for all enquiries, please email ipathetn@blackrock.com or call:

Learn how you can access the returns of market benchmarks or strategies with iPath ETNs. An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors, For additional information regarding risks 1-877-764-7284 (Advisor Clients)

associated with the ETNs, please see “Selected Risk Considerations” below.

1-800-882-0052 (Retail Clients)

Understanding iPath® ETNs

Barclays Capital Inc. acts as the issuer’s agent in

Learn about the basic structure of ETNs. connection with the distribution of the iPath ETNs. Barclays

Capital Inc, is an affiliate of Barclays Bank PLC and is a

Begin learning the fundamentals registered US broker-dealer regulated by the SEC and the

FINRA.

Investing in iPath® of ETNs

Discover how to gain exposure to the returns of market benchmarks, help manage taxable events, and diversify your portfolio with iPath ETNs.

Learn about iPath ETN products

Trading and Redemption

Learn about the basics of trading and redemption options for iPath ETns.

Learn about trading and redemption

Premiums and Discounts

Learn about premiums and discounts in the market price of iPath ETNs and what may cause them to occur.

Learn about premiums and discounts

Tax Considerations

Understand the tax consequences of iPath ETNs and learn how ETNs should be treated for federal income tax purposes.

Learn about tax considerations

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETns are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETns may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETns on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

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Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

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Understanding iPath ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures including commodities, volatility and other investment strategies. An ETN is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs.

Structure of iPath ETNs | Differences between ETNs and ETFs | iPath Roles | Regulation of iPath ETNs

Structure of iPath ETNs

iPath ETNs can be characterized by the following key features:

Feature	Description
Payment at maturity	If you hold your ETNs to maturity, you will receive a cash payment per ETN at maturity that is based on the performance of the underlying index from the applicable inception date to the applicable final valuation date, less fees and applicable costs.
Redemption prior to maturity	Investors can redeem a large block of iPath ETNs, at least 20,000, 25,000 or 50,000 ETNs (depending on the series) of the same series at one time, directly to the issuer, Barclays Bank PLC, on any redemption date, subject to the procedures described in the relevant product prospectus1. A redemption charge may apply for certain series of iPath ETNs. The redemption charge is a one-time transaction charge imposed only in the case of early redemption for certain iPath ETNs and is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although proceeds from the charge may be more or less than such costs). Investors transacting in the secondary market will not incur a redemption charge for any series of iPath ETNs.
Interest Payments	Interest will not be paid during the term of most iPath ETNs. iPath Global Emerging Markets Strategy (GEMS) ETNs are designed to pay a monthly coupon. iPath S&P MLP ETNs are designed to pay a quarterly coupon.
No Dividend Distributions	The iPath ETNs currently available do not make dividend distributions.
Investor fee and additional costs	The investor fee is subtracted on a daily basis from the closing indicative note value of each iPath ETN at a cumulative annual rate equal to the Investor Fee Rate. Because the investor fee and other applicable costs reduce the amount of an investor's return at maturity or upon redemption, if the level of the underlying index is insufficient to offset the negative effect of the investor fee and other applicable costs. Because the ETNs are subject to an investor fee and other applicable costs, the return of the ETNs will always be lower than the total return on a direct investment in the index components. For a more complete description of how the investor fee and other applicable costs are calculated, please see the applicable product page and pricing supplement. Additional costs, such as rolling costs, may apply to certain iPath ETNs. Please refer to the relevant prospectus for more information.
No principal protection	The iPath ETNs do not offer any principal protection and investors may lose some or all of their principal. Investors will receive a return based on the performance of the underlying index to which a particular series of iPath ETNs is linked, less investor fees and any other applicable costs. Accordingly, if the level of the underlying is insufficient to offset the negative effect of the investor fee and other applicable costs, investors will lose some or all of their investment at maturity or upon redemption, even if the value of such index has increased or decreased, as the case may be. The ETNs are riskier than ordinary debt securities and have no principal protection.
Ratings	The iPath ETNs are not rated, but are backed by the credit of Barclays Bank PLC. Credit ratings relate solely to the issuer, Barclays Bank PLC, and not to the ETNs. Credit ratings are subject to revision or withdrawal at any time by the assigning rating organization, which may have an adverse affect on the market price or marketability of the iPath ETNs.
Senior, unsecured debt	The iPath ETNs are senior, unsecured debt securities of Barclays Bank PLC. Senior: in the event of default of insolvency, investors in senior debt are repaid before all debts subordinated to the senior debt and all equities. Unsecured: there is no direct collateral asset on which senior debt investors have a claim in case of default or insolvency.
No Voting rights	Because the iPath ETNs are debt securities, they do not have any voting rights.

[1] The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount. Any such reduction will be applied on a consistent basis for all holders of units at the time the reduction becomes effective.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Fundamentals of iPath ETNs
- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting wwiv.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption ? Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

About iPath ETNs > Understanding ETNs

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Search [Enter CUSIP/Ticker/Underlyer]

Understanding iPath ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures including commodities, volatility and other investment strategies. An ETN is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs.

Structure of iPath ETNs | Differences between ETNs and ETFs | iPath Roles | Regulation of iPath ETNs

Differences and similarities between ETNs and Exchange Traded Funds (ETFs)

Both ETNs and ETFs provide investors access to the returns of various market benchmarks. However, iPath ETNs are debt securities issued by Barclays Bank PLC, whereas ETFs are typically registered investment companies collateralized by an underlying portfolio of securities. Other differences and similarities are noted in the following chart:

	ETN	ETF
Liquidity	Daily on exchange, subject to trading market	Daily on exchange, subject to trading market
Registration	Securities Act of 1933	Investment Company Act of 1940
Recourse	Issuer credit	Portfolio of securities
Principal Risk	Market and issuer risk	Market risk
Tracking Error[1]	Minimal to none	Low
Tax Issues	Capital gains only realized upon the sale, redemption or maturity of the ETN. No dividend distributions. Interest paid only on ETNs designed to pay a periodic coupon. Significant aspects of the tax treatment of ETNs are uncertain. You should consult your tax advisor about your own situation.	Potential exposure to capital gains and losses of portfolio, although creation/redemption mechanism works to minimize this. Dividends and interest income passed through to shareholders.
Transparency	Performance of ETNs generally depends on the return of the underlying index, less applicable fees and costs. There is typically not an underlying portfolio of securities that investors have recourse to.	Performance of ETFs generally depends on the return on a portfolio of securities or instruments held by the fund, less applicable fees and costs. Holdings of the fund are disclosed by the fund sponsor.
Accessibility	Access through any brokerage account (certain firms may have restrictions on product availability on their platforms)	Access through any brokerage account (certain firms may have restrictions on product availability on their platforms)
Institutional size redemption	Daily to the issuer, subject to minimum redemption amount	Daily via custodian, subject to minimum redemption amount
Short sales [2]	Yes, on an uptick or a downtick	Yes, on an uptick or a downtick

[1] Tracking error refers to the under/over performance differential of an ETN versus its underlying index over a given time period, after accounting for the ETN's fees and costs. One cannot invest directly in an index.
[2] With short sales, an investor faces the potential for unlimited losses as the security's price rises.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Fundamentals of iPath ETNs
- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

consequences in the event or sale, redemption or maturity or ETNS. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC, All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

About iPath ETNs > Understanding ETNs

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Understanding iPath ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures including commodities, volatility and other investment strategies. An ETN is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs.

Structure of iPath ETNs | Differences between ETNs and ETFs | iPath Roles | Regulation of iPath ETNs

iPath Roles

Barclays Bank PLC and its subsidiary undertakings (taken together, the "Group") is a major global financial services provider engaged in retail and commercial banking, credit cards, investment banking, wealth management and investment management services. The Group operates in many countries around the world. The whole of the issued ordinary share capital of Barclays Bank PLC is beneficially owned by Barclays PLC, which is the ultimate holding company of the Group.

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

BlackRock's broker-dealer affiliate, BlackRock Investments, LLC, engages in the promotion of iPath ETNs to intermediaries including registered broker-dealers and registered investment advisors; and to end-users, such as mutual funds, hedge funds and insurance companies.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Fundamentals of iPath ETNs
- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

About iPath ETNs > Understanding ETNs

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

Understanding iPath ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Exchange Traded Notes (ETNs) have become increasingly popular investment instruments, providing single-trade access to hard-to-reach exposures including commodities, volatility and other investment strategies. An ETN is a debt security that can be bought and sold on an exchange. An ETN provides investors with a return linked to the performance of an underlying index, less fees and applicable costs.

Structure of iPath ETNs | Differences between ETNs and ETFs | iPath Roles | Regulation of iPath ETNs

Regulation of iPath ETNs

iPath ETNs are registered under the Securities Act of 1933. They are not regulated by the Commodity Futures Trade Commission (CFTC), and you do not need a Series 3 License to sell them. However, futures contracts notionally underlying the relevant market index may be regulated by the CFTC.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Fundamentals of iPath ETNs
- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

iPath

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About iPath ETNs > Investing in iPath ETNs

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Investing in iPath ETNs

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Gain access to difficult-to-reach exposures

iPath ETNs offer exposure to the returns of market benchmarks, less investor fees and costs, with exchange-traded accessibility. The ETN structure offers investors flexible exposure to investments in previously expensive or difficult-to-reach market sectors or strategies.

Help manage your taxable events[1]

U.S. holders of iPath ETNs (other than the certain currency and MLP ETNs) should generally not be required to include amounts in income prior to sale, redemption or maturity. Investors should generally recognize gain or loss upon the sale, redemption or maturity of their iPath ETNs in an amount equal to the difference between the amount they receive at such time and their tax basis in the securities. This enables investors to generally manage the timing of taxable events related to their investment in iPath ETNs. However, significant aspects of the tax treatment of the ETNs are uncertain, and the IRS and U.S. Treasury are actively considering the tax treatment of instruments such as iPath ETNs, which could change at any time. Investors should consult a tax advisor about their own tax situation.

Trading Flexibility

iPath ETNs are listed on NYSE Arca or another U.S. national securities exchange and can be bought and sold at their market price on the secondary market anytime during trading hours, subject to the existance of a listing and trading market, similar to other publicly traded securities.

Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

Investors can redeem a large block of iPath ETNs, at least 20,000, 25,000 or 50,000 ETNs (depending on the series) of the same series at one time, directly to the issuer, Barclays Bank PLC, on any redemption date, subject to the procedures described in the relevant product prospectus. A redemption charge may apply for certain series of iPath ETNs.

The redemption charge is a one-time transaction charge imposed only in the case of early redemption for certain iPath ETNs and is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although proceeds from the charge may be more or less than such costs). Investors transacting in the secondary market will not incur a redemption charge for any series of iPath ETNs.

[1] Please see the applicable prospectus for a more complete discussion of the primary tax treatment and alternative tax characterizations that are possible with respect to each series of iPath ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. © 2014 Barclays Bank PLC. All rights reserved, iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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About iPath ETNs > Trading and Redemption

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Trading and Redemption

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Trading options | Indicative value | Automatic Termination | Issuances

Trading or redemption options

Investors can sell iPath ETNs in one of three ways:

1. **Sell in the secondary market** during trading hours, subject to the existence of a listing and a trading market.
2. **Redeem a large block of iPath ETNs**, typically, 20,000, 25,000 or 50,000 ETNs (depending on the series) of the same series at one time, directly to the issuer, Barclays Bank PLC, on any redemption date, subject to the procedures described in the relevant product prospectus1. A redemption charge may apply for certain series of iPath ETNs. The redemption charge is a one-time transaction charge imposed only in the case of early redemption for certain iPath ETNs and is intended to allow the issuer to recoup brokerage and other costs incurred in connection with an early redemption (although proceeds from the charge may be more or less than such costs).
3. **Hold until maturity** and receive a cash payment on the maturity date from the issuer, Barclays Bank PLC, based on the performance of the corresponding index, less investor fees and other applicable costs. Please see the relevant prospectus for details on how the payment at maturity is calculated for your ETNs

[1] The issuer may from time to time in its sole discretion reduce, in part or in whole, the minimum redemption amount. Any such reduction will be applied on a consistent basis for all holders of units at the time the reduction becomes effective.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

USA Retail Investor English iPath® barclays Products Product Suites About iPath ETNs About Us About iPath ETNs Trading and Redemption Quick links Search Enter CUSIP/Ticker/Underlyer Trading and Redemption In this section: iPath® Exchange Traded Notes ( ETNs) are innovative investment products issued by Barclays Bank understanding iPath® etns PLC that seek to provide investors with a way to access the returns of a market or strategy, less investing in ipath etns investor fees and costs. Trading and Redemption An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see “Selected Risk Considerations” below. Premiums and Discounts U.S. Federal Income Tax Considerations Trading options Automatic Termination value Issuances ETN Closing Indicative Note Value Related Resources The closing indicative note value of an ETN is an amount per ETN calculated on each valuation date that reflects the change in value of the ETN from the previous valuation date due to the daily change in the index level and the daily accrual of the investor fee and other Frequently Asked Questions applicable costs. ETN closing indicative note value returns show the change in the closing indicative value of the ETNs over the relevant period, expressed as a percentage. The closing indicative note value of an ETN may differ from the actual trading price of the ETN at any tax FAQS time due to hedging or transaction costs, credit considerations, market liquidity, bid-offer spreads or other factors affecting the trading price of the ETN. iPath® ETNs are unsecured debt securities and are not funds, so they do not have a net asset value or “NAV”. For more information on how the closing indicative note value is calculated, please see the section “Specific Terms of the ETNs” in the prospectus relating to the ETNs. Intraday Indicative Value Contact us The “intraday indicative value” meant to approximate the value of the ETNs during the current trading day by reference to the underlying For all enquiries, please email ipathetn@blackrock.com or call: index is calculated and published during the course of each trading day. The intraday indicative value is intended to provide investors with an approximation of the effect that intraday changes in the level of the underlying index would have on the closing indicative value of 1-877-764-7284 (Advisor Clients) the ETNs. The intraday indicative value only reflects the accrued investor fee and other applicable costs at the close of business on the preceding day, but does not include any adjustment for the investor fee or applicable costs accruing during the course of the current day. 1-800-882-0052 (Retail Clients) For more information on how the intraday indicative value is calculated, please see the section “Valuation of the ETNs” in the prospectus relating to the ETNs. Barclays Capital Inc. acts as the issuer’s agent in connection with The intraday indicative value is provided for reference purposes only. It is not intended as a price or quotation, or as an offer or the distribution of the iPath ETNs. Barclays Capital Inc. is an solicitation for the purchase, sale, redemption or termination of the ETNs, nor does it reflect hedging or transaction costs, credit affiliate of Barclays Bank PLC and is a registered US broker-dealer considerations, market liquidity, or bid-offer spreads. Published index levels from the sponsors of the indices underlying the ETNs may regulated by the SEC and the FINRA. occasionally be subject to delay or postponement. Any such delays or postponements will affect the level of the index and therefore the intraday indicative value of the ETNs. Index levels provided by the sponsors of the indices underlying the ETNs do not necessarily reflect the depth and liquidity of the underlying markets for the index components. For this reason and others, the actual trading price of the ETNs may be different from their intraday indicative value. ETN Market Price Returns ETN Market price returns show the change in the end-of-day trading price of the ETNs on the exchange over the relevant period, expressed as a percentage. Market price returns are calculated using the midpoint of the bid/ask spread at 4:00 pm Eastern time (or the last midpoint of the bid/ask spread prior to 4:00 pm Eastern time) from the beginning of the relevant period to the end of the relevant period. For any historical period of one year or longer, market price returns are shown on an annualized basis. Market price returns do not represent the returns you would receive if you traded at a price or at a time on the exchange other than as described in this section. Market price returns do not account for brokerage commissions, which will reduce actual returns, and may not include the effect of any applicable fees and costs on the ETNs. Selected Risk Considerations An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus. You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components, The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact US Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

About iPath ETNs > Trading and Redemption

Quick links ▾ Search Enter CUSIP/Ticker/Underlyer

Trading and Redemption

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Trading options | Indicative value | Automatic Termination | Issuances

Automatic Termination

Certain iPath ETNs will be automatically redeemed if the indicative value reaches a certain level (an "automatic termination event"), as described in the relevant prospectus. Upon the occurrence of an automatic termination event, Barclays Bank PLC will deliver notice of automatic termination, and investors will receive a cash payment in U.S. dollars per ETN on the applicable valuation date calculated in accordance with the procedures described in the relevant prospectus.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

Contact Us | About Us | Selected Risk Considerations | Privacy & Cookies | Accessibility

© Barclays Bank PLC 2014

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About iPath ETNs > Trading and Redemption

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Trading and Redemption

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Trading options | Indicative value | Automatic Termination | Issuances

Subsequent issuances

If demand for any iPath ETN exceeds the initial amount of securities issued, subsequent issuances may be made under the registration statement. The terms of the new issue-including maturity date, investor fee, ticker and CUSIP-will be the same as the original issue, and it is expected that both issues would be immediately fungible.

Suspension of issuances

Depending on market factors or regulatory developments, iPath ETNs may be suspended from further sales from inventory and/or further issuances.[1] Daily redemptions at the option of the holders of iPath ETNs are typically not affected by suspensions, nor are Barclays Bank PLC's lending activities from existing inventory with respect to iPath ETNs typically affected by suspensions.

It is possible that a suspension, as described above, may influence the market value of iPath ETNs. Limitations on issuance and sale implemented may cause an imbalance of supply and demand in the secondary market for iPath ETNs, which may cause them to trade at a premium or discount in relation to their indicative value. Therefore, any purchase of iPath ETNs in the secondary market may be at a purchase price significantly different from their indicative value.

[1] As will be described in further detail in the applicable pricing supplement relating to the iPath ETNs.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Related Resources

- Frequently Asked Questions
- Tax FAQs

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies
- Fixed Income
- Alternatives

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs
- Fixed Income ETNs
- Alternative ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- Tax Considerations

About Us
- About Us
- iPath Announcements
- Contact Us

USA Retail Investor English iPath® barclays Products Product Suites About iPath ETNs About Us About iPath ETNs Premiums and Discounts Quick links Search Enter CUSIP/Ticker/Underlyer Premiums and Discounts In this section: iPath® Exchange Traded Notes ( ETNs) are innovative investment products issued by Barclays Bank Understanding iPath® ETNs PLC that seek to provide investors with a way to access the returns of a market or strategy, less investing in iPath ETNs investor fees and costs. Trading and Redemption An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see “Selected Risk Considerations” below. premiums and Discounts What IS a Premium ? U.S. Federal Income Tax Considerations When discussing iPath ETNs, a premium is described as the amount that the market price of an ETN on the exchange trades above its intraday indicative note value. The intraday indicative note value is meant to approximate the intrinsic economic value of each iPath ETN. As iPath ETNs are debt securities, and unlike exchange-traded funds (ETFs) do not own underlying assets, the intraday indicative note value is based on the performance of the related index rather than the price of any assets. What is a discount ? Related Resources When discussing iPath ETNs, a discount is described as the amount that the market price of an ETN on the exchange trades below its Guide to Premiums and Discounts intraday indicative note value. The intraday indicative note value is meant to approximate the intrinsic economic value of each iPath ETNs. As iPath ETNs are debt securities, and unlike ETFs do not own underlying assets, the intraday indicative note value is based on the Frequently Asked Questions performance of the related index rather than the price of any assets. Tax FAQs Why do premiums and discounts happen ? iPath ETNs are debt securities that can be bought and sold on an exchange during normal trading hours, subject to the existence of a listing and a trading market. Investors can purchase and sell ETNs on an exchange in the same manner they buy and sell a listed stock, however, when an investor buys an ETN, they are purchasing a debt security that seeks to return the performance of the related index of Contact us the ETN, less fees and costs. The actual market price of a series of iPath ETNs may be different from its indicative value for various reasons. Any changes in the level For all enquiries, please email ipathetn@blackrock.com or call: of supply or demand for the ETNs may impact the market price of the ETN and cause it to diverge from the indicative value. For example, capacity limitations due to certain a suspension of a series of iPath ETNs from further sales from inventory and/or further 1-877-764-7284 (Advisor Clients) issuances, may affect the market price of an ETN. In addition, any delay or postponement by the index sponsor in publishing the value of the underlying index will affect the current index level and therefore the intraday indicative value of the applicable series of iPath ETNs, which may in turn result in divergences from the market price of the applicable series of iPath ETNs. 1-800-882-0052 (Retail Clients) Premiums and discounts are often displayed in percentage terms. The percentage reflects the difference between the Barclays capital Inc. acts as the issuer’s agent in connection with market price and the indicative value (as a percentage of the indicative value). the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer Things to consider before investing in an ETN with a premium or discount regulated by the sec and the finra. What is the premium or discount What market circumstances may be causing a premium or discount to occur within the ETN Are other investment vehicles offering similar exposure trading at a premium or discount ? Selected Risk Considerations An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under Select Risk Considerations on the relevant product pages, but we urge you to read the more detailed explanation of risks described under Risk Factors in the applicable product prospectus. You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us ? ?

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

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About iPath ETNs › Tax Considerations

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U.S. Federal Income Tax Considerations

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Significant aspects of the tax treatment of the iPath ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Tax Consequences | Tax Status of ETNs | Tax Status of iPath S&P MLP ETNs

How are iPath® ETNs treated for U.S. Federal Income tax purposes?

For U.S. federal income tax purposes, Barclays Bank PLC and investors agree to treat all iPath ETNs, except certain currency ETNs, as prepaid executory contracts with respect to the relevant index. If such iPath ETNs are so treated, investors should recognize gain or loss upon the sale, redemption or maturity of their iPath ETNs in an amount equal to the difference between the amount they receive at such time and their tax basis in the securities. Investors generally agree to treat such gain or loss as capital gain or loss, except with respect to those iPath ETNs for which investors agree to treat such gain or loss as ordinary, as detailed in the chart below.

The following table summarizes certain U.S. federal tax consequences that holders of iPath ETNs and Barclays Bank PLC agree to be subject to pursuant to the terms of iPath ETNs. These tax consequences, however, are not certain and alternative treatments are possible. Please see the applicable prospectus for a more complete discussion of the primary tax treatment and alternative tax characterizations that are possible with respect to each iPath ETN.

Type	Treatment at maturity	Recognition of current income
Alternatives	Capital gains	No
BuyWrite	Capital gains	No
Commodities	Capital gains	No
Equity	Capital gains	No
Fixed Income	Capital gains	No
Leveraged	Capital gains	No
MLP	Capital Gains (but subject to the constructive ownership rules discussed further in the Tax Status of iPath S&P MLP ETNs tab above).	Yes
Currency - Carry Trade	Ordinary Income	No
Currency - Exchange Rate	Ordinary Income	Yes
Currency - Global Emerging Markets Strategy (GEMS)	Ordinary Income	Yes

This information should not be considered tax advice. Investors are urged to consult their tax advisor with regard to their specific situation.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary unsecured debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

In this section:

- Understanding iPath® ETNs
- Investing in iPath ETNs
- Trading and Redemption
- Premiums and Discounts
- U.S. Federal Income Tax Considerations

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting WWW.iPath ETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you reguest it by calling toll-free 1-877-764-7284, or you may reguest a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs, The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein, Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. © 2014 Barclays Bank PLC. All rights reserved. iPath, ipath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

iPath

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Products | Product Suites | About iPath ETNs | About Us

About iPath ETNs > Tax Considerations

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Search Enter CUSIP/Ticker/Underlyer

U.S. Federal Income Tax Considerations

iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank PLC that seek to provide investors with a way to access the returns of a market or strategy, less investor fees and costs.

An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see "Selected Risk Considerations" below.

Significant aspects of the tax treatment of the iPath ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Tax Consequences | Tax Status of ETNs | Tax Status of iPath S&P MLP ETNs

Barclays Bank PLC's position on the tax status of equity, fixed income, leveraged, commodity and certain alternative ETNs

Barclays Bank PLC is aligned with the Securities Industry and Financial Markets Association (SIFMA) and believes that the tax treatment of investment products should be driven by the product's attributes. Mutual funds and ETNs are taxed differently because they are fundamentally different products. Investors who buy shares in a mutual fund own the underlying securities and receive annual dividend income from those securities, which is taxable. ETN investors do not own underlying securities and receive no dividends while holding an ETN.

Tax status of equity, fixed income, commodity, leveraged and certain alternatives ETNs

Revenue ruling 2008-1 likely does not apply to iPath ETNs other than iPath exchange rate and GEMS ETNs. However, on December 7, 2007, the IRS also issued notice 2008-2 asking for comments on the appropriate tax treatment of instruments such as the equity and commodity ETNs. The IRS has not issued additional guidance on this issue.

Tax status of Currency ETNs

Revenue ruling 2008-1, issued on December 7, 2007, holds that certain financial instruments linked directly to the value of a foreign currency—regardless of whether the instrument is privately offered, publicly offered or traded on an exchange—should be treated like debt for federal tax purposes. Revenue Ruling 2008-1 is relevant to iPath exchange rate and GEMS ETNs.

Barclays Bank PLC believes that this ruling provides investors clarity on the tax treatment of certain financial instruments linked directly to the value of a foreign currency—regardless of whether the instrument is privately offered, publicly offered, or traded on an exchange.

What does the ruling mean for iPath Currency ETN investors?

iPath exchange rate ETN investors

With respect to the iPath exchange rate ETNs, this means that any interest accrued (net of fees) during the life of those ETNs will be taxed as ordinary income on a current basis, even though that interest is reinvested and not paid out until the holder sells the ETN or the ETN matures. It also means that a gain or loss from the sale, redemption or maturity of these ETNs will generally be ordinary.

iPath GEMS ETN investors

With respect to the iPath GEMS ETNs, this means that interest on these ETNs should be taxed as ordinary income at the time it accrues or is received (iPath GEMS ETNs are designed to pay a monthly coupon). It also means that gain or loss from the sale, redemption or maturity of these ETNs should generally be ordinary.

iPath Optimized Currency Carry ETN investors

The iPath Optimized Currency Carry ETN, is different from the instruments described in Revenue Ruling 2008-1. However, due to rules under Section 988 of the Internal Revenue Code, gain or loss from the sale, redemption or maturity of the ETNs should generally be ordinary.

This information should not be considered tax advice. Investors are urged to consult their tax advisor with regard to their specific situation.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier**

In this section:

▸ Understanding iPath® ETNs
▸ Investing in iPath ETNs
▸ Trading and Redemption
▸ Premiums and Discounts
▸ U.S. Federal Income Tax Considerations

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

than ordinary unsecured debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting WWW.iPathETN.com or EDGAR on the SEC website at WWW.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice. and nothing contained herein should be construed to be tax advice, Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein. Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in ipath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English iPath® Barclays Products Product Suites About iPath ETNs About Us About iPath ETNs Tax Considerations Quick links Search Enter CUSIP/Ticker/Underlyer U.S. Federal Income Tax Considerations iPath® Exchange Traded Notes (ETNs) are innovative investment products issued by Barclays Bank understanding ipath® ETNs PLC that seek to provide investors with a way to access the returns of a market or strategy, less investing in iPath ETNs investor fees and costs. Trading and Redemption An investment in iPath ETNs involves significant risks, including possible loss of principal, and may not be suitable for all investors. For additional information regarding risks associated with the ETNs, please see “Selected Risk Considerations’’ below. premiums and Discounts Significant aspects of the tax treatment of the iPath ETNs are uncertain. You should consult your own tax advisor about your own tax situation. U.S. Federal Income Tax Considerations Tax Consequences Tax Status of ETNs Tax Status of iPath S&P MLP ENTs Contact us MLP tax treatment For all enquiries, please email ipathetn@blackrook.com or call: MLPs are generally treated as partnerships for U.S. federal income tax purposes. While a partnership is not taxed as a separate entity or 1-877-764-7284 (Advisor Clients) subject to corporate income taxes, the partners are treated as directly earning a share of the partnership’s income and they are subject to tax on such income. Since taxes are applied to the partners and not to the partnership, the “double taxation” effect at the entity level and at the investor level is eliminated when directly investing in an MLP. 1-800-882-0052 (Retail Clients) iPath® S&P MLP ETNs current tax status Barclays Capital Inc. acts as the issuer’s agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an As more fully described in the relevant pricing supplement, Barclays and investors agree to treat the iPath® S&P MLP ETNs (the “IMLP affiliate of Barclays Bank PLC and is a registered US broker-dealer ETNs”) as a prepaid forward contract. Similar to other iPath ETNs, if this treatment is respected, investors in the IMLP ETNs should regulated by the SEC and the FINRA. recognize gain or loss upon the sale, redemption or maturity of their ETN. This gain or loss should generally be capital gain or loss, subject to the potential application of certain “constructive ownership” rules. As discussed more fully in the relevant pricing supplement, these rules provide that any long-term capital gain that an investor recognizes in respect of an ETN that is in excess of the amount of long-term capital gain that such investor would have recognized if it had instead owned a direct investment in the MLPs that are referenced by the ETN will likely be recharacterized as ordinary income and subject to an interest charge. To avoid or limit recharacterisation under these rules, an investor in the IMLP ETNs may need to demonstrate, with clear and convincing evidence, the amount of long-term capital gain that it would have recognized in respect of a direct MLP investment. The issuer and investors in the IMLP ETNs also agree to treat coupon payments as ordinary income at the time accrued or received, which may result in a higher tax liability than a direct investment in the underlying MLPs. Investing in the IMLP ETNs is intended to reduce the tax management and administrative burdens typical of a direct investment in MLPs. Investors in the IMLP ETNs will not receive a Schedule K-l. Distributions will be reported on Form 1099s. iPath® S&P MLP ETNs current tax status in a tax-deferred retirement account Employee benefit plans and most other organizations exempt from US federal income tax, such as individual retirement accounts and other retirement plans, may be subject to income tax on their unrelated business taxable income (“UBTI”) if investing directly in an MLP through such a plan. If the treatment of iPath® S&P MLP ETNs as a prepaid forward contract in respect of the index is respected, investors should not be treated as owning the underlying MLPs. Therefore, although the matter is not free from doubt, income or gain from iPath® S&P MLP ETNs should not constitute UBTI to a U.S. holder that is a tax-exempt investor unless such holder has borrowed funds (or is treated as having borrowed funds) in respect of its acquisition or ownership of the ETNs. However, the IRS has not issued a formal opinion or guidance on this issue, and you should consult your tax advisor about your own tax situation. This information should not be considered tax advice. Investors are urged to consult their tax advisor with regard to their specific situation. Selected Risk Considerations An investment in the iPath ETNs described herein (the ETNs) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus. You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (VWAP) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary unsecured debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,0000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation, Barclays Bank PLC: has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. Barclays Capital Inc., and its affiliates, and BlackRock Investments, LLC, and its affiliates, do not provide tax advice, and nothing contained herein should be construed to be tax advice. Please be advised that any discussion of U.S. tax matters contained herein (including any attachments): (i) is not intended or written to be used, and cannot be used, by you for the purpose of avoiding U.S. tax-related penalties, and (ii) was written to support the promotion of marketing of the transactions or other matters addressed herein, Accordingly, you should seek advice based on your particular circumstances from an independent tax advisor, © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy fe Cookies Accessibility © Barclays Bank PLC 2014

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BARCLAYS
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About us

About Barclays

Barclays offers premier investment banking products and services to its clients through Barclays Bank PLC ("Barclays"), and in the US through Barclays Capital Inc.

Barclays is an international financial services provider engaged in personal banking, credit cards, corporate and investment banking and wealth management with an extensive presence in Europe, the Americas, Africa and Asia. Barclays' purpose is to help people achieve their ambitions - in the right way.

With over 300 years of history and expertise in banking, Barclays operates in over 50 countries and employs approximately 135,000 people. Barclays moves, lends, invests and protects money for customers and clients worldwide.

For further information about Barclays, please visit our website www.barclays.com

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.
BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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About iPath ETNs
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Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English y iPath barclays Products Product Suites About iPath ETNs About Us iPath Announcements Quick links Search Enter CUSIP/Ticker/Underlyer iPath Announcements contanct us View the press releases for iPath Exchange Traded Notes. for For all enquiries, please email ipathetn@blackrock.com or 1-877-764-7284 (Advisor Clients) 2014 2013 2012 2011 2010 2009 2008 2007 1-800-882-0052 (Retail Clients) Barclays Capital Inc. acts as the issuer’s agent in 201 4—PreSS Releases connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a Barclays Bank PLC announces impact of pending changes to CBOE Volatility Index (“VIX”) futures settlement registered US broker-dealer regulated by the SEC and the FINRA. price calculation (DECEMBER 2, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath Commodities ETNs (NOVEMBER 26, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath Commodities ETNs (SEPTEMBER 30, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath S&P MLP ETNs (AUGUST 20, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath Commodities ETNs (JULV 30, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath Commodities ETNs (MAV 29, 2014—PDF) Barclays Bank PLC extends consent solicitation period for select iPath Commodities ETNs (MARCH 28, 2014—PDF) Barclays Bank PLC announces coupon payment on iPath S&P MLP ETNs (FEBRUARY 27, 2014—PDF) Selected Risk Considerations An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus. You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (“VWAP”) level, in the case of the iPath S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. The ETNs are riskier than ordinary debt securities and have no principal protection. Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs. Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000, or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. © 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements Currencies Currency ETNs Trading and Redemption Contact Us Fixed Income Fixed Income ETNs Premiums and Discounts Alternatives Alternative ETNs Tax Considerations Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English

i Path® BARCLAYS

About Us iPath Announcements

Quick links

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 2013 2012 2011 2010 2009 2008 2007

2013 - Press Releases

BARCLAYS seeks consent to amend select iPath® Commodities ETNs (NOVEMBER 19, 2013- PDF)

BARCLAYS announces reverse split of the iPath® S&P 500 VIX Short-Term FuturesTM ETNs (OCTOBER 25, 2013- PDF)

BARCLAYS to automatically redeem the iPath® Short Enhanced MSCI EAFE® Index ETN (SEPTEMBER 10, 2013- PDF)

BARCLAYS launches iPath® MLP Exchange Traded Note (JANUARY 4, 2013- PDF)

Selected Risk Considerations

Products

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the

Volume Weighted Average Price (“VWAP”) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection.

Credit of BARCLAYS Bank PLC: The ETNs are unsecured debt obligations of the issuer, BARCLAYS Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of BARCLAYS Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of BARCLAYS Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event BARCLAYS Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

BARCLAYS Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents BARCLAYS Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, BARCLAYS Bank PLC will arrange for BARCLAYS Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 BARCLAYS Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of BARCLAYS Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Product Suites About iPath ETNs About Us

Search Enter CUSIP/Ticker/Underlyer

Contact us

For all enquiries, please email ipathetn@blackrock.com or

call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

BARCLAYS Capital Inc. acts as the issuer’s agent in

connection with the distribution of the iPath ETNs. BARCLAYS

Capital Inc. is an affiliate of BARCLAYS Bank PLC and is a

registered US broker-dealer regulated by the SEC and the

FINRA.

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English

iPath® BARCLAYS

Products

About Us iPath Announcements

Quick links

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 2013 2011 2010 2009 2008 2007

2012 - Press Releases

BARCLAYS to automatically redeem the iPath® Long Enhanced S&P 500 VIX Mid-Term Futures TM ETN (II) (OCTOBER 5, 2012 - PDF)

BARCLAYS announces reverse split of the iPath® S&P 500 VIX Short-Term Futures™ ETNs (SEPTEMBER 21, 2012 - PDF)

BARCLAYS to automatically redeem the iPath® Short Extended Russel 2000® TR Index ETN (SEPTEMBER 13, 2013 - PDF)

BARCLAYS to automatically redeem the iPath® Short Extended S&P 500®TR Index ETN (SEPTEMBER 7, 2012 - PDF)

BARCLAYS to automatically redeem the iPath® Short Extended Russell 1000® TR Index ETN (SEPTEMBER 7, 2012 - PDF)

BARCLAYS issues investor guidance on iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM (MAY 18, 2012 - PDF)

BARCLAYS adds three Currency ETNs to iPath® Platform (JANUARY 10 2012 - PDF)

Selected Risk Considerations

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the

Volume Weighted Average Price (“VWAP”) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection.

Credit of BARCLAYS Bank PLC: The ETNs are unsecured debt obligations of the issuer, BARCLAYS Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of BARCLAYS Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of BARCLAYS Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event BARCLAYS Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

BARCLAYS Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents BARCLAYS Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, BARCLAYS Bank PLC will arrange for BARCLAYS Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 BARCLAYS Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of BARCLAYS Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

Product Suites About iPath ETNs About Us

Search Enter CUSIP/Ticker/Underlyer

Contact us

For all enquiries, please email ipathetn@blackrock.com or

call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

BARCLAYS Capital Inc. acts as the issuer’s agent in

connection with the distribution of the iPath ETNs. BARCLAYS

Capital Inc. is an affiliate of BARCLAYS Bank PLC and is a

registered US broker-dealer regulated by the SEC and the

FINRA.

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English

iPath® BARCLAYS

About Us iPath Announcements

Quick links

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 2013 2012 2010 2009 2008 2007 2011

2011 - Press Releases

BARCLAYS launches additional series of Inverse iPath® Exchange Traded Notes (SEPTEMBER 19, 2011 - PDF)

BARCLAYS to automatically redeem iPath® Inverse S&P 500 VIX Short-Term Futures™ ETN (SEPTEMBER 12, 2011 - PDF)

BARCLAYS expands volatility suite of iPath® Exchange Traded Notes (AUGUST 18, 2011 - PDF)

BARCLAYS expands suite of iPath® ETNs linked to US Treasury Futures Indices (JULY 12, 2011 - PDF)

BARCLAYS launches additional series of Leverage iPath® Exchange Traded Notes (JULY 11, 2011 - PDF)

BARCLAYS to automatically redeem the iPath® Long Enhanced S&P 500 VIX Mid-Term Futures TM ETN (JULY 1, 2011 - PDF)

BARCLAYS launches new iPath® Commodity Exchange Traded Notes (APRIL 21, 2011 - PDF)

BARCLAYS launches additional series of Exchange Traded Notes linked Inversely to a Volatility Index (JANUARY 14, 2011 - PDF)

Selected Risk Considerations

Products

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the

Volume Weighted Average Price (“VWAP”) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection.

Credit of BARCLAYS Bank PLC: The ETNs are unsecured debt obligations of the issuer, BARCLAYS Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of BARCLAYS Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of BARCLAYS Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event BARCLAYS Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

BARCLAYS Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents BARCLAYS Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, BARCLAYS Bank PLC will arrange for BARCLAYS Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 BARCLAYS Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of BARCLAYS Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Product Suites About iPath ETNs About Us

Search Enter CUSIP/Ticker/Underlyer

Contact us

For all enquiries, please email ipathetn@blackrock.com or

call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

BARCLAYS Capital Inc. acts as the issuer’s agent in

connection with the distribution of the iPath ETNs. BARCLAYS

Capital Inc. is an affiliate of BARCLAYS Bank PLC and is a

registered US broker-dealer regulated by the SEC and the

FINRA.

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © BARCLAYS Bank PLC 2014

USA ▾ Retail Investor ▾ English ▾

iPath

BARCLAYS

Products | Product Suites | About iPath ETNs | About Us

About Us > iPath Announcements

Quick links ▾

Search Enter CUSIP/Ticker/Underlyer

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 | 2013 | 2012 | 2011 | 2010 | 2009 | 2008 | 2007

2010 - Press Releases

- Barclays launches Leveraged iPath® Exchange Traded Notes (NOVEMBER 30, 2010 - PDF)
- Barclays announces reverse split of iPath® S&P 500 VIX Short-Term Futures™ ETN (OCTOBER 26, 2010 - PDF)
- Barclays launches eight new iPath® Exchange Traded Notes linked to US Treasury Futures Indices (AUGUST 10, 2010 - PDF)
- Closing Indicative Value of the iPath® S&P 500 VIX Short-Term Futures™ ETN is below $25 (MARCH 8, 2010 - PDF)

Selected Risk Considerations

An investment in the iPath ETNs described herein (the "ETNs") involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under "Select Risk Considerations" on the relevant product pages, but we urge you to read the more detailed explanation of risks described under "Risk Factors" in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price ("VWAP") level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components. **The ETNs are riskier than ordinary debt securities and have no principal protection.**

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.
BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Contact us

For all enquiries, please email ipathetn@blackrock.com or call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer's agent in connection with the distribution of the iPath ETNs. Barclays Capital Inc. is an affiliate of Barclays Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Products
- Equity
- Commodities
- Currencies

Product Suites
- Equity ETNs
- Commodity ETNs
- Currency ETNs

About iPath ETNs
- Understanding ETNs
- Investing in iPath ETNs
- Trading and Redemption

About Us
- About Us
- iPath Announcements
- Contact Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English iPath BARCLAYS Products About Us iPath Announcements Quick links iPath Announcements

View the press releases for iPath Exchange Traded Notes. 2014 2013 2012 2011 2010 2009 2008 2007 2009 - Press Releases

Barclays suspends futher sales and issuance of iPath® MSCI India IndexSM ETN (DECEMBER 10, 2009 - PDF) BARCLAYS temporarily suspends further sales and issuance of iPath® Dow Jones-UBS Platinum Subindex Total ReturnSM ETN (OCTOBER

15, 2009 - PDF) Barclays temporarily suspends further sales and issuance of iPath® Dow Jones-UBS Natural Gas Subindex Total ReturnSM ETN (AUGUST 21, 2009 -PDF) BARCLAYS launches two new iPath® ETNs linked to the S&P 500 VIX Futures Indices (JANUARY 30, 2009 - PDF) Selected Risk Considerations An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus. You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the Volume Weighted Average Price (“VWAP”) level, in the case of the iPath® S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection. Credit of BARCLAYS Bank PLC: The ETNs are unsecured debt obligations of the issuer, BARCLAYS Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of BARCLAYS Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of BARCLAYS Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event BARCLAYS Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs. A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the ETNs. No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20,000, 25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus. Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation. Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents BARCLAYS Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, BARCLAYS Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering. BlackRock Investments, LLC assists in the promotion of the iPath ETNs. The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs. © 2014 BARCLAYS Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of BARCLAYS Bank PLC. All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners. NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE Products Product Suites About iPath ETNs About Us Equity Equity ETNs Understanding ETNs About Us Product Suites About iPath ETNs About Us

Search Enter CUSIP/Ticker/Underlyer Contact us For all enquiries, please email ipathetn@blackrock.com or call: 1-877-764-7284 (Advisor Clients) 1-800-882-0052 (Retail Clients) BARCLAYS Capital Inc. acts as the issuer’s agent in connection with the distribution of the iPath ETNs. BARCLAYS Capital Inc. is an affiliate of BARCLAYS Bank PLC and is a registered US broker-dealer regulated by the SEC and the FINRA.

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA Retail Investor English

iPath BARCLAYS

About Us iPath Announcements

Quick links

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 2013 2012 2011 2010 2009 2008 2007

2008 - Press Releases

Barclays announces benchmark change to three iPath® Currency ETNs(DECEMBER 17, 2008 -PDF)

Barclays announces updated information on capita1, dividend and current trading (OCTOBER 14, 2008- PDF)

iPath® CBOE S&P 500 BuyWrite IndexSM ETN scheduled to move to NYSE Area (OCTOBER 2, 2008 - PDF)

BARCLAYS launches first Exchange Traded Note linked to carbon (JUNE 25, 2008 -PDF)

BARCLAYS launches iPath® Exchange Traded Note linked to Barclays Intelligent Carry Index TM (MARCH 28, 2008- PDF)

iPath® MSCI India IndexSM ETN Important Notice (JANUARY 15, 2008- PDF)

Selected Risk Considerations

Products

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk Factors” in the applicable product prospectus.

You May Lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the

Volume Weighted Average Price (“VWAP”) level, in the case of the iPath® S&P MLP ETN1 between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection.

Credit of Barclays Bank PLC: The ETNs are unsecured debt obligations of the issuer, Barclays Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of Barclays Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20.000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents Barclays Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, Barclays Bank PLC will arrange for Barclays Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 Barclays Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of Barclays Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Product Suites About iPath ETNs About Us

Search Enter CUSIP/Ticker/Underlyer

Contact us

For all enquiries, please email ipathetn@blackrock.com or

call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

Barclays Capital Inc. acts as the issuer’s agent in

connection with the distribution of the iPath ETNs. Barclays

Capital Inc. is an affiliate of Barclays Bank PLC and is a

registered US broker-dealer regulated by the SEC and the

FINRA.

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014

USA • Retail Investor • English •

iPath® • BARCLAYS

About Us iPath Announcements

Quick links •

iPath Announcements

View the press releases for iPath Exchange Traded Notes.

2014 2013 2012 2011 2010 2009 2008 2007

2007 - Press Releases

BARCLAYS iPath® Exchange Traded Notes scheduled to more to NYSE Area (DECEMBER 17, 2007- PDF)

IRS Ruling provides clarity to investors in BARCLAYS iPath® Currency Exchange Traded Notes (DECEMBER 10, 2007- PDF)

iPath® MSCI India IndexSM ETN important notice (NOVEMBER 5, 2007- PDF)

iPath® MSCI India IndexSM ETN important notice (OCTOBER 26, 2007- PDF)

BARCLAYS iPath® ETNs move from weekly to daily redemption (OCTOBER 1, 2007 - PDF)

BARCLAYS iPath® ETNs attract more than $3 billion in market capitalization (SEPTEMBER 20, 2007- PDF)

Selected Risk Considerations

Products

An investment in the iPath ETNs described herein (the “ETNs”) involves risks, including possible loss of principal, and may not be suitable for all investors. Selected risks are summarized here and select product specific risk factors are summarized under “Select Risk Considerations” on the relevant product pages, but we urge you to read the more detailed explanation of risks described under “Risk factors” in the applicable product prospectus.

You May lose Some or All of Your Principal: The ETNs are exposed to any change in the level of the underlying index, or the

Volume Weighted Average Price (“VWAP”) level, in the case of the iPath~ S&P MLP ETN, between the inception date and the applicable valuation date. Additionally, if the level of the underlying index or the VWAP level, is insufficient to offset the negative effect of the investor fee and other applicable costs, you will lose some or all of your investment at maturity or upon redemption, even if the value of such index or the VWAP level has increased or decreased, as the case may be. Because the ETNs are subject to an investor fee and other applicable costs, the return on the ETNs will always be lower than the total return on a direct investment in the index components.

The ETNs are riskier than ordinary debt securities and have no principal protection.

Credit of BARCLAYS Bank PLC: The ETNs are unsecured debt obligations of the issuer, BARCLAYS Bank PLC, and are not, either directly or indirectly, an obligation of or guaranteed by any third party. Any payment to be made on the ETNs, including any payment at maturity or upon redemption, depends on the ability of BARCLAYS Bank PLC to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of BARCLAYS Bank PLC will affect the market value, if any, of the ETNs prior to maturity or redemption. In addition, in the event BARCLAYS Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the ETNs.

A Trading Market for the ETNs May Not Develop: Although the ETNs are listed on a U.S. national securities exchange, a trading market for the ETNs may not develop and the liquidity of the ETNs may be limited, as we are not required to maintain any listing of the

ETNs.

No Interest Payments from the ETNs: You may not receive any interest payments on the ETNs.

Restrictions on the Minimum Number of ETNs and Date Restrictions for Redemptions: You must redeem at least 20.000,

25,000 or 50,000 (depending on the series) ETNs of the same series at one time in order to exercise your right to redeem your ETNs on any redemption date. You may only redeem your ETNs on a redemption date if we receive a notice of redemption from you by certain dates and times as set forth in the product prospectus.

Uncertain Tax Treatment: Significant aspects of the tax treatment of the ETNs are uncertain. You should consult your own tax advisor about your own tax situation.

Barclays Bank PLC has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents BARCLAYS Bank PLC has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iPathETN.com or EDGAR on the SEC website at www.sec.gov. Alternatively, BARCLAYS Bank PLC will arrange for BARCLAYS Capital Inc. to send you the prospectus if you request it by calling toll-free 1-877-764-7284, or you may request a copy from any other dealer participating in the offering.

BlackRock Investments, LLC assists in the promotion of the iPath ETNs.

The ETNs may be sold throughout the day on the exchange through any brokerage account. Commissions may apply and there are tax consequences in the event of sale, redemption or maturity of ETNs.

© 2014 BARCLAYS Bank PLC. All rights reserved. iPath, iPath ETNs and the iPath logo are registered trademarks of BARCLAYS Bank PLC.

All other trademarks, servicemarks or registered trademarks are the property, and used with the permission, of their respective owners.

NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

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For all enquiries, please email ipathetn@blackrock.com or

call:

1-877-764-7284 (Advisor Clients)

1-800-882-0052 (Retail Clients)

BARCLAYS Capital Inc. acts as the issuer’s agent in

connection with the distribution of the iPath ETNs. BARCLAYS

Capital Inc. is an affiliate of BARCLAYS Bank PLC and is a

registered US broker-dealer regulated by the SEC and the

FINRA.

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Contact Us

If there is something we can help you with, please get in touch via one of the phone or email options below.

For all enquiries, please email ipathetn@blackrock.com or call:

Advisor Clients

1-877-764-7284

Retail Clients

1-800-882-0052

Products Product Suites About iPath ETNs About Us

Equity Equity ETNs Understanding ETNs About Us

Commodities Commodity ETNs Investing in iPath ETNs iPath Announcements

Currencies Currency ETNs Trading and Redemption Contact Us

Fixed Income Fixed Income ETNs Premiums and Discounts

Alternatives Alternative ETNs Tax Considerations

Contact Us About Us Selected Risk Considerations Privacy & Cookies Accessibility © Barclays Bank PLC 2014